                                                                   Exhibit 10.23


                           INDUSTRIAL BUILDING LEASE



                                   LANDLORD:


                      CENTERPOINT PROPERTIES CORPORATION,
                            a Maryland corporation


                                    TENANT:

                           PLAYBOY ENTERPRISES, INC.
                            a Delaware corporation

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
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                               TABLE OF CONTENTS
                               -----------------

ARTICLE I          Lease Terms............................................... 1
     Section 1.1.  Definitions............................................... 1
     Section 1.2.  Significance of Definitions............................... 4
     Section 1.3.  Enumeration of Exhibits................................... 4

ARTICLE II         Premises.................................................. 4
     Section 2.1.  Lease..................................................... 4
     Section 2.2.  Common Areas.............................................. 4

ARTICLE III        Term...................................................... 5
     Section 3.1.  Term...................................................... 5
     Section 3.2.  Memorandum of Lease Term.................................. 5

ARTICLE IV         Construction of Improvements.............................. 5
     Section 4.1.  Landlord's Construction Obligation........................ 5
     Section 4.2.  Plans Approval............................................ 5
     Section 4.3.  Completion................................................ 6
     Section 4.4.  Tenant's Inspection Rights................................ 6
     Section 4.5.  Changes................................................... 6
     Section 4.6.  Punchlist................................................. 7
     Section 4.7.  Representatives........................................... 7
     Section 4.8.  Warranty.................................................. 7
     Section 4.9.  Damages for Late Completion............................... 8

ARTICLE V          Rent...................................................... 8
     Section 5.1.  Base Rent................................................. 8
     Section 5.2.  Base Rent Adjustment...................................... 8
     Section 5.3.  Interest and Late Charges on Late Payments................ 11

ARTICLE VI         Utilities................................................. 11
     Section 6.1.  Utilities................................................. 11

ARTICLE VII        Use....................................................... 11
     Section 7.1.  Use....................................................... 11
     Section 7.2.  Prohibited Uses........................................... 12
     Section 7.3.  No Implied Permission..................................... 12
     Section 7.4.  Rules and Regulations..................................... 12

ARTICLE VIII       Maintenance of Premises................................... 12
     Section 8.1.  Maintenance............................................... 12
     Section 8.2.  Governmental Requirements................................. 13
     Section 8.3.  Tenant's Responsibilities................................. 13

ARTICLE IX         Insurance................................................. 13
     Section 9.1.  Coverage Required......................................... 13
     Section 9.2.  Policies.................................................. 14
     Section 9.3.  Subrogation............................................... 15
     Section 9.4.  Miscellaneous Insurance Provisions........................ 15
     Section 9.5.  Landlord's Insurance...................................... 16

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                                       i
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
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
ARTICLE X           Damage or Destruction.................................... 17
     Section 10.1.  Total Destruction........................................ 17
     Section 10.2.  Partial Destruction...................................... 17
     Section 10.3.  Lease Termination........................................ 17

ARTICLE XI          Liens.................................................... 17
     Section 11.1.  Lien Claims.............................................. 17
     Section 11.2.  Landlord's Right to Cure................................. 18

ARTICLE XII         Tenant Alterations....................................... 18
     Section 12.1.  Alterations.............................................. 18
     Section 12.2.  Ownership of Alterations................................. 19
     Section 12.3.  Tenant Signs............................................. 19
     Section 12.4.  Environmental Impact..................................... 19

ARTICLE XIII        Condemnation............................................. 19
     Section 13.1.  Taking: Lease to Terminate............................... 19
     Section 13.2.  Taking: Lease to Continue................................ 19
     Section 13.3.  Tenant's Claim........................................... 20

ARTICLE XIV         Assignment - Subletting by Tenant........................ 20
     Section 14.1.  No Assignment, Subletting or Other Transfer.............. 20
     Section 14.2.  Operation of Law......................................... 20
     Section 14.3.  Excess Rental............................................ 20
     Section 14.4.  Merger or Consolidation.................................. 20
     Section 14.5.  Unpermitted Transaction.................................. 21

ARTICLE XV          Financial Statements..................................... 21
     Section 15.1.  Financial Statements..................................... 21

ARTICLE XVI         Indemnity for Litigation................................. 21
     Section 16.1.  Indemnity for Litigation................................. 21
     Section 16.2.  Landlord's Indemnity..................................... 22

ARTICLE XVII        Estoppel Certificates.................................... 22
     Section 17.1.  Estoppel Certificate..................................... 22

ARTICLE XVIII       Inspection of Premises................................... 22
     Section 18.1.  Inspections.............................................. 22
     Section 18.2.  Landlord Signs........................................... 22

ARTICLE XIX         Fixtures................................................. 22
     Section 19.1.  Building Fixtures........................................ 22
     Section 19.2.  Tenant's Equipment....................................... 23
     Section 19.3.  Removal of Tenant's Equipment............................ 23

ARTICLE XX          Default.................................................. 23
     Section 20.1.  Event of Default......................................... 23
     Section 20.2.  Bankruptcy............................................... 25
     Section 20.3.  Re-entry................................................. 26

ARTICLE XXI         Landlord's Performance of Tenant's Covenants............. 26

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
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
     SECTION 21.1.  Landlord's Right to Perform Tenant's Obligations......... 26

ARTICLE XXII        Exercise of Remedies..................................... 26
     Section 22.1.  Cumulative Remedies...................................... 26
     Section 22.2.  No Waiver................................................ 26
     Section 22.3.  Equitable Relief......................................... 26

ARTICLE XXIII       Subordination to Mortgages............................... 27
     Section 23.1.  Subordination............................................ 27
     Section 23.2.  Mortgage Protection...................................... 27

ARTICLE XXIV        Indemnity and Waiver..................................... 28
     Section 24.1.  Tenant Indemnity......................................... 28
     Section 24.2.  Waiver of Claims......................................... 29
     Section 24.3.  Landlord's Indemnity..................................... 29

ARTICLE XXV         Surrender................................................ 29
     Section 25.1.  Condition................................................ 29
     Section 25.2.  Removal of Tenant's Equipment............................ 30
     Section 25.3.  Holdover................................................. 30

ARTICLE XXVI        Covenant of Quiet Enjoyment.............................. 30
     Section 26.1.  Covenant of Quiet Enjoyment.............................. 30

ARTICLE XXVII       No Recording............................................. 30
     Section 27.1.  No Recording............................................. 30

ARTICLE XXVIII      Notices.................................................. 31
     Section 28.1.  Notices.................................................. 31

ARTICLE XXIX        Covenants Run with Land.................................. 31
     Section 29.1.  Covenants................................................ 31
     Section 29.2.  Release of Landlord...................................... 31

ARTICLE XXX         Environmental Matters.................................... 32
     Section 30.1.  Defined Terms............................................ 32
     Section 30.2.  Tenant's Covenants with Respect to Environmental Matters. 33
     Section 30.3.  Conduct of Tenant........................................ 33
     Section 30.4.  Exacerbation............................................. 34
     Section 30.5.  Rights of Inspection..................................... 34
     Section 30.6.  Copies of Notices........................................ 34
     Section 30.7.  Tests and Reports........................................ 35
     Section 30.8.  Indemnification.......................................... 35
     Section 30.9.  Tenant Representations with respect to Environmental
                      Matters................................................ 36

ARTICLE XXXI        Expansion Option for Expansion Space..................... 37
     Section 31.1.  Expansion Option......................................... 37

ARTICLE XXXII       Right of First Offer for Expansion Space................. 37
     Section 32.1.  Right of First Offer..................................... 37

ARTICLE XXXIII      Renewal Option........................................... 38

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                                      iii


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
     Section 33.1.  Renewal Option........................................... 38
     Section 33.2.  "As Is" Condition........................................ 39
     Section 33.3.  Amendment................................................ 39
     Section 33.4.  Termination.............................................. 39
     Section 33.5.  No Commissions........................................... 39

ARTICLE XXXIV       Security Deposit......................................... 39
     Section 34.1.  Security Deposit......................................... 39

ARTICLE XXXV        Miscellaneous............................................ 40
     Section 35.1.  Captions................................................. 40
     Section 35.2.  Severability............................................. 40
     Section 35.3.  Applicable Law........................................... 40
     Section 35.4.  Amendments in Writing.................................... 40
     Section 35.5.  Relationship of Parties.................................. 40
     Section 35.6.  Brokerage................................................ 40
     Section 35.7.  No Accord and Satisfaction............................... 41
     Section 35.8.  Joint Effort............................................. 41
     Section 35.9.  Waiver of Jury Trial..................................... 41
     Section 35.10. Time..................................................... 41
     Section 35.11. Landlord's Consent....................................... 41
     Section 35.12. No Partnership........................................... 41
     Section 35.13. Landlord's Liability..................................... 41
     Section 35.14. Landlord Rights.......................................... 41
     Section 35.15. Rent Absolute............................................ 41
     Section 35.16. Tenant Authority......................................... 42
     Section 35.17. Purchase Contingency..................................... 42

                           INDUSTRIAL BUILDING LEASE
                           -------------------------

     THIS LEASE, made as of this 6th day of September, 1996 between CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation (hereinafter referred to as "LANDLORD"), and PLAYBOY ENTERPRISES, INC., a Delaware corporation (hereinafter referred to as "TENANT").

                                   ARTICLE I
                                   ---------

                                  LEASE TERMS
                                  -----------

     Section 1.1. Definitions. In addition to the other terms, which are elsewhere defined in this Lease, the following terms and phrases, whenever used in this Lease shall have the meanings set forth in this Subsection, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

     A.  Area of the Building: 128,867 square feet of space.

     B.  Area of the Premises: 106,038 square feet of space.

     C.  Area of the Warehouse within the Premises: 70,908 square feet of space.

     D.  Base Rent Schedule:

           Period                                          Annual Base Rent
           ------                                          ----------------

           Commencing on the Warehouse
           Commencement Date and ending
           on the day preceding the Office
           Commencement Date                               $403,466.52

           Commencing on the Office
           Commencement Date and ending
           on the last day of Lease Year 5                 $698,790.48

           Commencing on the first day of
           Lease Year 6 and ending on the
           last day of Lease Year 10                       $802,707.72

     E.  Estimated Office Commencement Date: December 1, 1997.

     F.  Estimated Warehouse Commencement Date: June 1, 1997.

     G.  Estimated Termination Date: November 30, 2007.

     H. Force Majeure: any event or circumstance which is beyond the control of Landlord including, without limitation, acts of God or the public enemy, governmental restrictions or actions, fire or other casualty, accidents, unavailability of fuel, power, supplies or materials, unusually adverse weather conditions, or the passage or application of any

     Legal Requirements or moratorium of any Governmental Authority which is not now in effect which has the effect of preventing or delaying progress on the Initial Improvements and Tenant Delay.

I. Force Majeure Delay: any interruption or delay in the progress of the Initial Improvements which is the result of Force Majeure. Any delay which is the result of Force Majeure shall be deemed to be a Force Majeure Delay notwithstanding that Landlord or its contractor with respect to the time period for which the Force Majeure Delay is being claimed is concurrently delayed by events within its control.

J. Governmental Authority: any federal, regional, state, county or municipal government (including, without limitation, any agency, authority, subdivision, department or bureau thereof.

K. Initial Improvements: collectively, the improvements contemplated in the Plans, consisting of (i) the portion of the Building containing approximately 106,038 square feet of space, of which approximately 35,130 square feet will be office space, and (ii) a parking lot providing for the parking of not less than 275 automobiles, to be constructed on the Land approximately as depicted on the site plan attached hereto as Exhibit "A" and by this reference incorporated herein.

L. Initial Monthly Rent Adjustment Deposit: $1,200.00 or such amount as determined by expense review prior to Warehouse Commencement Date.

M. Initial Term: The period commencing as of the Office Commencement Date and ending on the last day of the tenth (10th) Lease Year thereafter.

N.   Landlord's Broker: None.

O.   Landlord's Mailing Address:
     c/o 401 North Michigan Avenue
     Chicago, Illinois 60611
     Attn: Mr. Michael M. Mullen

P. Legal Requirements: (i) any and all laws, codes, ordinances, requirements, standards, plats, plans, criteria, orders, directives, rules and regulations of any Governmental Authority affecting the improvement, alteration, use, maintenance, operation, occupancy, security, health, safety and environmental condition of the Project or any part thereof (or any occupants therein, as the context requires) including, without limitation any Environmental Laws (as hereinafter defined), and (ii) any and all covenants, restrictions, conditions, easements and other agreements of record affecting the Project and the Reciprocal Easement Agreement, as amended from time to time, and any documents, rules, regulations, standards or criteria set forth or referenced therein or promulgated by the Landlord or any governing body or entity exercising jurisdiction over the Project, in any case, whether in force at the Commencement Date or passed, enacted or imposed at some time in the future, and shall include all permits, licenses, certificates, authorizations and approvals required in connection with any of the foregoing.

Q. Plans: the plans and specifications to be prepared by the Project Architect for the construction of the Building.

R. Preliminary Plans: the plans and specifications described on Exhibit "C" attached hereto and by this reference made a part hereof.

     S    Project Architect: Cornerstone Architects, Inc.

     T. Reciprocal Easement Agreement: such easements over, upon and across the Project as are reasonably required to provide for ingress, egress, drainage, detention, access to utilities and services, maintenance of secured common elements and services and the sharing of expenses thereof, existence of immaterial encroachment and similar rights customary among several parcels comprising a single commercial development.

     U.   Security Deposit: one monthly Rent payment.

     V. Substantial Completion or Substantial Completion Date: the earlier to occur of (i) the date on which Landlord receives a permanent, temporary or conditional certificate of occupancy from the Village to occupy the warehouse portion of the Premises or the warehouse and office portion of the Premises, as applicable; provided, however, if such certificate is not issued due to the failure to complete any work expressly excluded in the Plans or not required by any Governmental Authority as of the time the building permit is issued, such certificate shall be deemed to have issued, (ii) the date the Project Architect states in writing that the Initial Improvements are substantially completed in accordance with the Plans (as such Plans may be revised from time to time in accordance with the terms of this Lease), or (iii) the date on which Tenant occupies the Premises or any portion thereof. In the event there is a dispute as to Substantial Completion, the Project Architect shall determine, in the exercise of its reasonable judgment, whether or not the Initial Improvements are substantially completed as required herein, and the parties hereto agree to be bound by such decision.

     W. Tenant Delay: any interruption or delay in the progress of the Initial Improvements which is the result of: (i) the failure of Tenant to approve the Plans or any portion thereof; (ii) changes in construction requested by Tenant or any member of the Tenant Group; (iii) the performance or non-performance of any work at, or services with respect to, the Premises by Tenant or any member of the Tenant Group; or (iv) any other act or omission of Tenant, any member of the Tenant Group or any person, firm or entity claiming by, through or under any of them.

     X. Tenant Group: any or all of Tenant's agent, employees, representatives, contractors, workmen, mechanics, suppliers, customers, guests, licensees, invitees, sublessees, assignees and all of their respective successors and assigns or any party claiming by, through or under any of them.

     Y.   Tenant's Broker: Paine/Wetzel Associates, Inc.

     Z.   Tenant's Mailing Address:
          680 North Lake Shore Drive
          Chicago, Illinois 60611
          Attention: General Counsel

     AA. Tenant's Proportion or Proportionate Share: The percentage obtained by dividing the Area of the Warehouse within the Premises by the Area of the Building until the Office Commencement Date, and from and after the Office Commencement Date, the percentage obtained by dividing the Area of the Premises by the Area of the Building.

     AB.  Term: The Initial Term as same may be extended or sooner terminated.

     AC.  Use: Any use permitted by all Legal Requirements.

     AD.  Village: Village of Itasca.

     Section 1.2. Significance of Definitions. Each reference in this Lease to any of the Definitions contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Definition.

     Section 1.3. Enumeration of Exhibits. The exhibits in this Section and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

          Exhibit "A" - Site Plan
          Exhibit "B" - Legal Description of Land
          Exhibit "C" - Preliminary Plans and Specifications
          Exhibit "D" - Form of Estoppel Certificate

                                  ARTICLE II
                                  ----------

                                   Premises
                                   --------


     Section 2.1. Lease. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be kept, observed and performed, does by these presents, lease to Tenant, and Tenant hereby leases from Landlord, the demised premises ("Premises"), being depicted in the site plan attached hereto as Exhibit "A" in the building to be constructed on Old Thorndale Road in the Village of Itasca, DuPage County, Illinois (hereinafter referred to as the "Building"), on a portion of the real estate legally described on Exhibit "B" attached hereto and by this reference incorporated herein (all of said real estate is hereinafter referred to as the "Land"). The Premises shall consist of the portion thereof designated on the site plan as warehouse space ("Warehouse Space") and the portion thereof designated on the site plan as office space ("Office Space"). The demise of the Premises is subject to the Legal Requirements. The Land, Common Areas (defined in Section 2.2 below), Building and other buildings and improvements now or hereafter constructed on the Land are hereinafter collectively referred to as the "Project".

     Section 2.2.  Common Areas.

     A. Tenant has the nonexclusive right to use in common with Landlord and other tenants in the Project, subject to reasonable rules from time to time made by Landlord of which Tenant is given notice, the following areas now or hereafter a part of the Project (collectively, "Common Areas"): (i) Building Common Area. The roof, common stairways, accessways, loading docks, platforms and passageways thereto, if any; (ii) Floor Common Area. If the Premises includes less than the entire rentable area of any floor, the common lobbies, hallways, toilets and other common facilities located on such floor, if any; and
(iii) Land Common Area. Common walkways, sidewalks and driveways necessary for access to the Building, utilities, landscaping and lawn areas and parking spaces or areas from time to time maintained on the portion of the Land intended to be used by the tenants in the Building and not the parking spaces or areas from time to time maintained on the Land but intended to be used by tenants in other buildings in the Project.

     B. Landlord reserves the right from time to time, without unreasonable interference with Tenant's use: To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building and Project above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipe, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are so located or located elsewhere outside the Premises; to change the boundary lines of the Land; to establish and enforce such reasonable rules and regulations as Landlord deems necessary or desirable in the operation of the Project; and to alter, relocate, close or temporarily suspend the use of any Common Area. Landlord reserves the right to grant easements on the Land, to allow third parties to use all internal roadways constructed on the Project, to make boundary adjustments to the Land, to use the Land for such purposes as Landlord deems necessary or desirable, including, but not limited to the installation of cellular dishes or other similar communication devices or towers on any Common Area with the consent of Tenant, which consent shall not be unreasonably withheld or delayed, except that Tenant's consent shall not be required if any such dishes, devices or towers are installed or constructed on the roof (but in no event shall any installation on the roof exceed 20 feet above the height of the roof), and to dedicate for public use portions of the Land, including without limitation any public streets or any other improvements, without Tenant's consent, provided that no such grant or dedication shall materially interfere with Tenant's use of the Premises or otherwise cause Tenant to incur any additional cost or expense in excess of $100.00.


                                  ARTICLE III
                                  -----------

                                     Term
                                     ----


     Section 3.1. Term. The initial Term of this Lease shall commence with respect to the Warehouse Space on the date (hereinafter referred to as the "Warehouse Commencement Date") which is the Substantial Completion Date of the Warehouse Space, which date is estimated to be the Estimated Warehouse Commencement Date. The Initial Term of this Lease shall commence with respect to the Office Space on the date (hereinafter referred to as the "Office Commencement Date") which is the Substantial Completion Date of the Office Space, which date is estimated to be the Estimated Office Commencement Date. The Initial Term shall end on the last day of the tenth (10th) Lease Year after the Office Commencement Date unless sooner terminated as herein set forth. The term "Lease Year" when used in this Lease shall mean a twelve (12) month period commencing (i) as to the first Lease Year, on the date (hereinafter referred to as the "First Lease Year Commencement Date") which is the Office Commencement Date if same is the first (1st) day of a calendar month or the first (1st) day of the next full calendar month after the Office Commencement Date if same does not occur on the first (1st) day of a calendar month, and (ii) as to subsequent Lease Years, on the annual anniversary date of the First Lease Year Commencement Date. Concurrent with the actual Office Commencement Date and Warehouse Commencement Date of this Lease, Tenant shall deliver to Landlord an estoppel certificate in accordance with Article XVII hereof.

     Section 3.2. Memorandum of Lease Term. Landlord and Tenant shall execute an instrument fixing the actual Commencement Date and termination of the Initial Term of this Lease at the request of either Landlord or Tenant.

                                  ARTICLE IV
                                  ----------

                         Construction of Improvements
                         ----------------------------


     Section 4.1. Landlord's Construction Obligation. Subject to the terms and conditions of this Article IV, Landlord shall, at its sole cost and expense, construct or cause to be constructed the Initial Improvements on the Land in accordance with the Plans. Landlord agrees that all services and work performed in connection with the Initial Improvements shall be done in a good and workmanlike manner using only new material, and shall be performed substantially in accordance with applicable Legal Requirements.

     Section 4.2. Plans Approval. Tenant hereby approves the Preliminary Plans. Landlord shall cause the Project Architect to prepare Plans consistent with the Preliminary Plans and otherwise acceptable to

Landlord. The Plans are subject to Tenant's approval (which shall not be unreasonably withheld or delayed), and if Tenant does not approve same, Tenant shall advise Landlord in reasonable detail of the reasons for such disapproval. Tenant shall comment on the Plans (or any component thereof submitted to Tenant) and each revision thereof within five (5) business days after receipt from Landlord. In the event that Tenant does not disapprove of the Plans (or any component thereof submitted to Tenant) within said five (5)-day business period, the Plans (or applicable component thereof) shall be deemed approved. Tenant may not object to any changes as may be incorporated in the Plans necessary to obtain the approval of the Village; provided, however, Tenant's review of the Plans is for the limited purpose of reviewing office layouts, floor plans, location of electrical and phone outlets and the like. In no event shall Tenant's review and approval of the Plans be deemed an approval or acceptance of Landlord's construction specifications. Prior to Tenant's approval for the Plans, Tenant may change the space plan and Tenant shall not pay the cost of redrafting the space plan, however any changes resulting in an increase in the cost of construction shall be paid by Tenant as provided in Section 4.5 below.

     Section 4.3. Completion. Landlord shall diligently proceed with the construction of the Initial Improvements upon approval of Landlord, Tenant and the Village. Landlord shall use its best efforts to substantially complete the Warehouse Space and parking for approximately 75 automobiles and deliver possession thereof to Tenant on or before the Estimated Warehouse Commencement Date and complete the Office Space and the remaining parking spaces and deliver possession thereof to Tenant on or before the Estimated Office Commencement
Date: provided, however, with respect to the Warehouse Space and the Office Space, if construction is delayed because of any Force Majeure Delays, then the time of completion of such construction shall be extended for the additional time caused by such Force Majeure Delays without liability on the part of Landlord, except as set forth in Section 4.9 below.

     Section 4.4. Tenant's Inspection Rights. Landlord shall exercise reasonable efforts to keep Tenant advised with respect to the progress of the construction of the Initial Improvements and the estimated dated of Substantial Completion, and Landlord shall notify Tenant in writing as soon as Substantial Completion occurs as provided herein. During the construction of the Initial Improvements, Tenant shall have the right to inspect to Premises to monitor the progress of construction of the Initial Improvements; provided, however, that such right may not be exercised unless Tenant has: (i) given Landlord at least one (1) business days' prior written notice of the date and time Tenant intends to exercise such inspection right; and (ii) Tenant and/or Tenant's architect are accompanied at all times during the course of said inspection by Landlord and Landlord's representative or the Project Architect.

     Section 4.5. Changes. If any material or equipment specified in the Plans cannot be obtained, Landlord shall have the right to specify a similar alternative, subject to Tenant's approval, which approval shall not be unreasonably withheld or delayed. Tenant may propose one or more changes to the Plans to Landlord any time before the Substantial Completion Date, subject to the approval of Landlord (which approval will not be unreasonably withheld or delayed) and the Village. As promptly as reasonably practicable after the receipt and approval thereof, Landlord shall provide Tenant with a written estimate of the Tenant Delay in the Substantial Completion Date and the amount of the additional cost to complete the Initial Improvements which will result from such change, which costs shall be: (i) the cost of all materials, supplies and labor used or supplied in making the proposed change, including general conditions and any contractor's fees (which general conditions and contractor's fees shall be fifteen percent (15%) of such costs); (ii) any architect and engineer fees; (iii) soft costs; and (iv) fees and expenses of architects, engineers and other third party consultants in connection with review or approval of changes in Plans. If Tenant fails to approve of the revised Plans and associated estimate within five (5) business days after delivery of the same, Tenant shall be deemed to have abandoned its request for such change, and the Initial Improvements shall be constructed in accordance with the then existing Plans. If Tenant approves the revised Plans and associated estimate within said five (5)-day business period by signing and returning a copy of Landlord's estimate, Landlord shall cause the Initial Improvements to be constructed in accordance with the Plans as so revised. Tenant shall pay Landlord the amount of such additional costs within thirty (30) days after Landlord submits to Tenant a bill for such additional costs as are then due and payable from time to time. In no event shall Landlord have any obligation to continue any work relating to such changes unless Tenant has paid Landlord the amount billed to Tenant in full within said thirty (30) day period. Further, in the event that the additional costs are not paid within said thirty (30) day period, Tenant shall be deemed to have abandoned its request for such changes and the Initial Improvements shall be constructed in accordance with the then existing Plans, but Tenant shall not be relieved of its obligation to pay for the portion of the work performed to the date such request is abandoned. Unless requested in writing by Tenant to the contrary, Landlord shall continue with construction of the Initial Improvements according to the then existing Plans during the pendency of any proposed change in the Plans until such change and cost estimate are approved by Landlord and Tenant as provided above. Any halt in construction requested in writing by Tenant shall constitute a Tenant Delay hereunder. If Tenant requests a change to the Plans pursuant to this
Section 4.5, and Tenant does not ultimately approve of the resulting revised Plans or cost estimates, Tenant shall promptly reimburse Landlord, as Additional Rent, for any reasonable costs and expenses resulting from such requested changes incurred by Landlord. Landlord may make changes to the Plans without Tenant's consent, provided that: (i) such changes (a) will not create any additional monetary obligation for Tenant under this Lease, (b) are in material conformity with the Plans (as may have been previously revised by permissible Tenant and/or Landlord changes thereto), and (c) will not decrease the quality of any component of the Initial Improvements; or (ii) such changes are required by any applicable Legal Requirements.

     SECTION 4.6. PUNCHLIST. Before Tenant takes occupancy of the Premises but no later than thirty (30) business days after the Substantial Completion Date, Landlord, Project Architect and Tenant shall conduct an inspection of the Premises, and work in good faith to jointly prepare a punchlist (hereinafter referred to as the "PRE-OCCUPANCY PUNCHLIST"). Within sixty (60) days following the date Tenant first occupies all or any portion of the Premises, Landlord, the Project Architect and Tenant shall conduct an additional inspection of the Premises, and work in good faith to jointly prepare a supplement to the Pre-Occupancy Punchlist containing such items as may be difficult to discover or ascertain prior to Tenant's occupancy, but excluding: (i) any items theretofore corrected by Landlord; and (ii) any damage caused by any act or omission of Tenant or any member of the Tenant Group or any party claiming by, through or under any of them (the Pre-Occupancy Punchlist, as so supplemented is collectively referred to as the "FINAL PUNCHLIST"). Except as otherwise expressly provided in this Lease, any items not on the Final Punchlist shall be deemed accepted by Tenant, excluding latent defects with respect to the Initial Improvements that become definite and ascertainable, and to which landlord is notified of in writing, within one (1) year following the Substantial Completion Date. Tenant shall provide reasonable access to Landlord, its employees, agents and contractors for purposes of the repair and correction of any punchlist items. Landlord shall complete all Final Punchlist items as soon as is reasonably practicable after such Final Punchlist items are finally determined, not to exceed thirty (30) days, subject to extension due to any Force Majeure Delays; provided, however, in the absence of Force Majeure Delays, with respect to any Final Punchlist items that are not reasonably capable of being completed within said thirty (30)-day period, Landlord shall be deemed in compliance with
Section 4.6 as long as Landlord commences the correction of the applicable Final Punchlist items within said thirty (30)-day period and thereafter diligently prosecutes such items to completion.

     SECTION 4.7.  REPRESENTATIVES. Landlord designates Fred Reynolds or Michael
M. Mullen as its representative for all purposes of this Article IV. Tenant designates Sue Shoemaker and Robert J. Terry as its representative(s) for all purposes of this Article IV. Wherever the terms of this Article IV require any notice to be given to or by a party, or any determination or action to be made or taken by a party, the representative(s) of each party shall act for and on behalf of such party, and the other party shall be entitled to rely thereon. Either party may designate one or more substitute representatives for all or a specified portion of the provisions of this Article IV, subject to notice to the other party of the identity of such substitute representative(s).

     SECTION 4.8. WARRANTY. Landlord represents that it shall obtain (i) a warranty against defective materials and workmanship with respect to the Initial Improvements from FCL Builders, Inc., for a period of one (1) year from Substantial Completion of the Initial Improvements; and (ii) a warranty against defects in the roof for a period of fifteen (15) years from Substantial Completion thereof from the roof manufacturer. Subject to Section 4.6 hereof, Tenant shall notify Landlord in writing of any defective condition occurring with respect to the Initial Improvements promptly following Tenant's discovery thereof and Landlord shall request that the party issuing the warranty perform any remedial work required to be performed under such warranty.

     SECTION 4.9.  DAMAGES FOR LATE COMPLETION.
                   ---------------------------

     A. In the event that the Warehouse Commencement Date does not occur on or before August 1, 1997, Landlord shall reimburse Tenant for actual damages incurred by Tenant which damages are hereby agreed by the parties to be (i) $50,000.00 on August 1, 1997, plus (ii) $8,000.00 per week thereafter until the Warehouse Commencement Date, and (iii) the amount of rent that Tenant is required to pay under its existing lease ("EXISTING LEASE") at 800 West Thorndale, Itasca, Illinois, less the Rent that would have been due under this Lease commencing on August 1, 1997 and ending on the Warehouse Commencement Date. The date of August 1, 1997 set forth above shall be extended from time to time by the number of days of Force Majeure Delays.

     B. In the event that the Office Commencement Date does not occur on or before December 1, 1997, Landlord shall reimburse Tenant for (i) actual damages incurred by Tenant up to $100,000.00 for each month after December 1, 1997 until the Office Commencement Date, and (ii) the amount of rent that Tenant is required to pay under its Existing Lease, less the Rent that would have been due under this Lease commencing on December 1, 1997 and ending on the Office Commencement Date. The date of December 1, 1997 set forth above shall be extended from time to time by the number of days of Force Majeure Delays.

     C. In the event that the Office Commencement Date does not occur on or before June 1, 1998, Tenant may terminate this Lease upon notice to Landlord at any time prior to the Office Commencement Date.

                                   ARTICLE V
                                   ---------

                                     RENT
                                     ----

     SECTION 5.1. BASE RENT. In consideration of the leasing aforesaid, Tenant agrees to pay Landlord, without offset or deduction, base rent for the Initial Term ("BASE RENT") in the amount of the Annual Base Rent set forth in the Base Rent Schedule. The Annual Base Rent shall be paid in advance, in twelve (12) equal monthly installments, commencing on the Warehouse Commencement Date (prorated for any partial month) and continuing on the first (1st) day of each month thereafter for the balance of the Term of this Lease, and in addition thereto, Tenant shall pay such charges as are herein described as "ADDITIONAL RENT". The term "RENT" when used in this Lease shall include all Base Rent payable under this Section 5.1, as well as the charges herein described as Additional Rent, and all other sums due from Tenant to Landlord hereunder. All Rent payable hereunder shall be payable to Landlord at Landlord's Mailing Address, or as Landlord may otherwise from time to time designate in writing.

     SECTION 5.2. BASE RENT ADJUSTMENT. In addition to the Base Rent payable by Tenant hereunder, Tenant shall pay to Landlord, as Additional Rent, the Rent Adjustments described in this Section 5.2 commencing on the Commencement Date, without set off or deduction. Until such time as Tenant receives the first Adjustment Statement provided for in clause (iii) of this Section 5.2, Tenant shall, commencing on the Commencement Date and on the first (1st) day of each and every month thereafter, make the Initial Monthly Rent Adjustment Deposit specified in Article I hereof.

     A.  For the purposes of this Lease:

          (1) The term "CALENDAR YEAR" shall mean each calendar year or a portion thereof during the Term.

          (2) The term "EXPENSES" shall mean and include all expenses paid or incurred by Landlord or its beneficiaries for owning, maintaining, managing, operating, insuring, replacing and repairing the Project or any portion thereof, and all appurtenances and personal property used in conjunction therewith and complying with all Legal Requirements. Expenses shall not include (i) depreciation charges, (ii) interest and principal payments on mortgages, (iii) ground rental payments, (iv) costs of roof maintenance or structural repairs which are Landlord's obligation pursuant to Section 8.1 B below, (v) costs incurred as a result of the negligent act or omission of Landlord, (vi) expenses in connection with services which are not offered to Tenant but are offered to other tenants in the Building and (vii) real estate brokerage and leasing commissions. If any building in the Project is not fully occupied during all or a portion of any Calendar Year, then Landlord may elect to make an appropriate adjustment of the Expenses which vary due to occupancy for such Calendar Year employing sound accounting and management principles, to determine the amount of Expenses that would have been paid or incurred by Landlord had said building been fully occupied and the amount so determined shall be the amount of Expenses attributable to such Calendar Year.

          (3) The term "RENT ADJUSTMENTS" shall mean all amounts owed by Tenant as Additional Rent resulting from Expenses and Taxes, or both.

          (4) The term "RENT ADJUSTMENT DEPOSIT" shall mean an amount equal to Landlord's estimate of Rent Adjustments due for any Calendar Year made from year to year during the Term.

          (5) The term "TAXES" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local government charge, general, special, ordinary or extraordinary, which may now or hereafter be assessed against the Project or any portion thereof in any Calendar Year during the Term and any tax in substitution of any of the foregoing; provided, however, in determining the income of Landlord with respect to any such substituted tax, only the income derived from the Project shall be included. In case of special taxes or assessments which may be payable in installments, only the amount of each installment and interest paid thereon paid during a Calendar Year shall be included in Taxes for that Calendar Year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the operation of the Project. Taxes also include Landlord's reasonable costs and expenses (including reasonable attorneys' fees) in contesting or attempting to reduce any taxes provided that the Landlord's efforts result in a reduction in any such taxes in an amount greater than the fees incurred in obtaining such reduction. Taxes shall be reduced by any recovery or refund received of taxes previously paid by the Landlord, provided such refund relates to taxes paid during the Term of this Lease. "Taxes" as used hereunder shall exclude (i) franchise, corporate, estate, inheritance, succession or transfer taxes of Landlord, or any income, profit or revenue tax upon the collection of Rent except to the extent any such tax replaces any other tax expressly set forth above and (ii) the portion of the real estate Taxes attributable to the portion of the Village of Itasca Old Thorndale Avenue Special Service Area Unlimited ad valorem property tax bonds, series 1996 relating to the widening of Old Thorndale Road.

     B. Subject to Section 5.2 H below, commencing on the Commencement Date, Tenant shall pay to the Landlord as Additional Rent the amount equal to Tenant's Proportion of Expenses and Taxes attributable to each Calendar Year of the Term. The amount of Taxes attributable to a Calendar Year shall be the amount assessed for such Calendar Year, even though the assessment for such Taxes may be payable in the following Calendar Year.

     C. As soon as reasonably feasible after the expiration of each Calendar Year, Landlord will furnish Tenant a statement ("ADJUSTMENT STATEMENT") showing the following:

          (1) Expenses and Taxes for Calendar Year last ended and the amount of Expenses and Taxes payable by Tenant for such Calendar Year;

          (2) The amount of Rent Adjustments due Landlord for the Calendar Year last ended, less credits for Rent Adjustment Deposits paid, if any; and

          (3)  The Rent Adjustment Deposit due in the current Calendar Year.

     D. Within thirty (30) days after Tenant's receipt of each Adjustment Statement, Tenant shall pay to Landlord:

          (1) The amount of Rent Adjustment shown on said statement to be due Landlord for the Calendar Year last ended; plus

          (2) The amount, which when added to the Rent Adjustment Deposit theretofore paid in the current Calendar Year would provide that Landlord has then received such portion of the Rent Adjustment Deposit as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12) of the Rent Adjustment Deposit for the current Calendar Year, to Landlord monthly on the first day of each month of such Calendar Year.

Commencing on the first day of the first month after Tenant's receipt of each Adjustment Statement, and on the first day of each month thereafter until Tenant receives a more current Adjustment Statement, Tenant shall pay to Landlord one twelfth (1/12) of the Rent Adjustment Deposit shown on said statement. During the last complete Calendar Year, Landlord may include in the Rent Adjustment Deposit its estimate of the Rent Adjustment which may not be finally determined until after the expiration of the Term. The Tenant's obligation to pay the Rent Adjustment shall survive the Term.

     E. Tenant's payment of the Rent Adjustment Deposit for each Calendar Year shall be credited against the Rent Adjustments for such Calendar Year. All Rent Adjustment Deposits may be co-mingled and no interest shall be paid to Tenant thereon. If the Rent Adjustment Deposit paid by Tenant for any Calendar Year exceeds the Rent Adjustments for such Calendar Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Rent Adjustments due for the next succeeding Calendar Year, except that if any such excess relates to the last Calendar Year of the Term, then, provided that no default of Tenant exists hereunder, Landlord shall refund such excess to Tenant.

     F.  Tenant or its representative shall have the right to examine
Landlord's books and records with respect to the items in the Adjustment Statement during normal business hours at any time within ninety (90) days following the furnishing by Landlord to Tenant of such Adjustment Statement. Unless Tenant shall take written exception to any item within ninety (90) days after furnishing of the foregoing statement, such statement shall be considered as final and accepted by Tenant. Any amount due to Landlord as shown on any such statement, whether or not written exception is taken thereto, shall be paid by Tenant within thirty (30) days after Landlord shall have submitted the statement, without prejudice to Tenant's rights to the exception to the Adjustment Statement as provided above.

     G. If the Commencement Date is on any day other than the first day of January, or if the Termination Date is on any day other than the last day of December, any Rent Adjustments due Landlord shall be prorated.

     H. Notwithstanding the foregoing, Tenant shall not be obligated to pay its Proportionate Share of real estate Taxes monthly, but shall make such payment to Landlord within ten (10) business days after the delivery by Landlord to Tenant of any invoice for Taxes along with a copy of the bill for the applicable real estate Taxes, or make such payment directly to the DuPage County Treasurer within said time period in the event Tenant's Proportionate Share is one hundred percent (100%) at any time during the Term. Upon the occurrence of any Event of Default, Tenant's rights under this Section 5.2 H shall terminate and monthly Tax Deposits shall be paid as provided above. In the event that Tenant fails to pay the real estate Taxes when due, Tenant shall pay the full amount due, including, but not limited to, interest and penalties.

          I. In the event that Tenant is not reasonably satisfied with the landscaping and snow removal service being performed pursuant to this Lease, Tenant shall, upon notice to Landlord, but subject to any contract previously entered into between Landlord and the applicable service provider, cause the landscaping and snow removal service for the Project to be performed in a manner, by contractors and at a cost reasonably acceptable to Landlord. Thereafter, Landlord shall have no further obligation to provide landscaping or snow removal service at the Project.

     Section 5.3. Interest and Late Charges on Late Payments. Tenant acknowledges that its late payment of any Rent will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which is extremely difficult or impracticable to fix. Such costs and expenses will include, without limitation, loss of use of money, administrative and collection costs and processing and accounting expenses. Therefore, if any installment of monthly Base Rent is not received by Landlord within ten (10) days of the date when due or any other sum due hereunder is not paid within ten
(10) days of the date when due, Tenant shall immediately pay to Landlord a late charge equal to three percent (3%) of the unpaid amount. In the event Tenant does not pay any sums due hereunder within one (1) month of the due date thereof, an additional late charge equal to one and one-half percent (1 1/2%) of the amount due shall be immediately paid to Landlord, and Landlord may charge an additional one and one-half percent (1 1/2%) of the amount due for each additional month or fraction thereof, during which any amount due remains outstanding. Landlord and Tenant agree that this late charge represents a reasonable estimate of costs and expenses incurred by Landlord from, and is fair compensation to Landlord for, its loss suffered, by such non-payment by Tenant. Acceptance of the late charge shall not constitute a waiver of Tenant's default with respect to such non-payment by Tenant or prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease. Failure to pay the late charge shall constitute a default under this Lease.


                                  ARTICLE VI
                                  ----------

                                   Utilities
                                   ---------

     Section 6.1. Utilities. Tenant shall pay, directly to the appropriate supplier, all costs of natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. Landlord shall, at Landlord's sole cost and expense, separately meter the units in the Building. If, however, at any time, any services or utilities are not separately metered, Landlord shall make a reasonable determination of Tenant's share thereof and the cost thereof shall be included in Expenses. Landlord shall not in any way be liable or responsible to Tenant for any cost or damage or expense which Tenant may sustain or incur if either the quality or character of such service is changed or is no longer available or suitable for Tenant's requirements.


                                  ARTICLE VII
                                  -----------

                                      Use
                                      ---

     Section 7.1. Use. The Premises shall be used for the Use only, and for no other purpose.

     Section 7.2. Prohibited Uses. Tenant shall not permit the Premises, or any other portion of the Project, to be used in such manner which impairs Landlord's right, title or interest in the Project or any portion


                                      1l
thereof, or in such manner which gives rise to a claim or claims of adverse possession or of a dedication of the Project or any portion thereof for public use. Tenant shall not use or occupy the Premises or permit the Project, in whole or in part, to be used or occupied, or do or permit anything to be done in or on the Project, in whole or in part, in a manner which would in any way violate any certificate of occupancy affecting the Project, or make void or voidable any insurance then in force with respect thereto, or which may make it impossible to obtain fire or other insurance thereon or which would render the insurance risk more hazardous, or which will cause or be apt to cause the structural injury to the Project or any part thereof, or which would cause the value of the Project or any part thereof to diminish, and shall not use or occupy or permit the Project to be used or occupied, in whole or in part, in a manner which may violate and shall comply with any present or future, ordinary or extraordinary, foreseen or unforeseen, Legal Requirements, whether or not Landlord also is liable for compliance. Tenant will not do or permit or suffer any public or private waste, damage, impairment or injury to or upon the Project or any part thereof.

     Section 7.3. No Implied Permission. Except as otherwise expressly provided herein, nothing in this Lease contained shall authorize Tenant to do or permit or suffer any act which shall in any way encumber the fee title of Landlord in and to the Project or any interest therein. The title, interest or estate of Landlord in the Project shall not be in any way subject to any claim by way of lien or encumbrance, whether arising by operation of law or by virtue of an express or implied contract by Tenant. Any claim to a lien or encumbrance upon the Project arising from any act of omission of Tenant shall accrue only against the Tenant's leasehold estate and shall in all respects be subject and subordinate to the paramount title and right of Landlord in and to the Premises and the Project. Every person furnishing, manufacturing or preparing any material, fixtures, apparatus or machinery for, or on account of, the Premises or any other improvements now or hereafter erected, or the appurtenances or furnishings therein, or performing any labor or services in, upon or about the Premises, or the improvements or appurtenances, or dealing in any way with Tenant or anyone claiming by, through or under Tenant shall take and be held charged with notice of this condition, and shall have and acquire no lien upon Landlord's estate or interest through the furnishing of such material, fixtures, apparatus, machinery, labor or services.

     Section 7.4. Rules and Regulations. In amplification and not in limitation of the foregoing provisions of Article VII, Tenant shall not permit any portion of the Premises to be used by any person or persons or by the public, as such, at any time or times during the Term in such manner as might reasonably tend to impair title to the Project or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse use, adverse possession, prescription, dedication or other similar claims of, in, to or with respect to the Premises or any part thereof or estate therein. The Landlord may from time to time impose upon Tenant, such reasonable rules or regulations not inconsistent with the provisions of this Lease.


                                 ARTICLE VIII
                                 ------------
                            Maintenance of Premises
                            -----------------------

      Section 8.1. Maintenance.

      A. Tenant's Maintenance. Except for the Landlord's maintenance obligations set forth in Section 8.1 B hereof, Tenant agrees, at Tenant's sole cost and expense, to take good care of the Premises and keep and maintain same and all parts thereof, including, but not limited to, all floors, floor coverings, windows, glass, plate glass, ceilings, interior and demising walls, doors, electrical systems, lighting fixtures and equipment, plumbing systems and fixtures, sprinkler systems, heating, ventilating and air conditioning systems, loading docks, areas and doors, rail space areas, fences and signs, and all other pipes, mains, water, sewer and gas connections and all other fixtures, machinery, apparatus, equipment and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises together with any and all alterations and additions thereto, in good order, condition and repair, suffering no waste or injury. Tenant shall, at its sole cost and expense, promptly make all necessary repairs and replacements, ordinary as well as extraordinary, foreseen as well as unforeseen, in and to any equipment now or hereafter located in the Premises, including, but not limited to, all floors, floor coverings, windows, glass, plate glass, ceilings, interior and demising walls, doors, electrical systems, lighting fixtures and equipment, plumbing systems and fixture, sprinkler systems, heating, ventilating and air conditioning systems, loading docks, areas and doors, rail space areas, fences and signs, connections, pipes, mains, water, sewer and connections, and all other fixtures, machinery, apparatus equipment and appurtenances now or hereafter belonging to, connected with or used in conjunction with the Premises. All such maintenance, repairs and replacements shall be of first class quality and sufficient for the proper maintenance and operation of the Premises. Tenant shall keep and maintain the Premises safe, secure and clean, specifically including, but not by way of limitation, removal of waste and refuse matter. Tenant shall not permit anything to be done upon the Premises (and shall perform all maintenance and repairs thereto so as not) to invalidate, in whole or in part, or prevent the procurement of any insurance policies which may, at any time, be required under the provisions of this Lease. Tenant shall not obstruct or permit the obstruction of any parking area, adjoining street or sidewalk.

     B. Landlord's Maintenance. Landlord shall make, or cause to be made, all maintenance, repairs and necessary replacements to the Common Areas. The cost of such maintenance, repairs and replacements shall be a part of Expenses.

     Landlord shall also make, or cause to be made, all repairs and necessary replacements to the "structural components" (as hereinafter defined) of the Building. For purposes of this lease, the phrase "structural components" shall mean the roof, skylights, structural components of the exterior walls (excluding windows, doors and overhead doors, but including window frames and door frames) and foundation of the Building. The cost of such repairs and replacements shall be the sole responsibility of Landlord except to the extent such costs arise as a result of any act or omission of Tenant or any person, firm or entity claiming by, through or under any of them, in which event, the cost therefor shall be paid by Tenant as Additional Rent within thirty (30) days after Landlord bills Tenant therefor from time to time.

     Section 8.2. Governmental Requirements. Tenant at its own cost and expense also shall promptly comply with any and all requirements of any Governmental Authority to or affecting the Premises or any part thereof, irrespective of the nature of the work required to be done, extraordinary as well as ordinary, whether or not the same involve or require any structural changes or additions in or to the Building and irrespective of whether or not such changes or additions be required on account of any particular use to which the Premises or any part thereof are being put. Included in the obligations set forth above, but not in limitation thereof, Tenant, at its own cost and expense, shall promptly comply with OSHA regulations relating to overhead cranes (CFR 1910-179(j)(2) and 184(d), CFR 1910-179(j)(3), CFR 1910-179(e)(1) through (4) and CFR 1910-
179(b)(5)), if applicable. Notwithstanding the foregoing, Landlord shall cause the Initial Improvements to be constructed in compliance with all applicable Legal Requirements.

     Section 8.3. Tenant's Responsibilities. Except as set forth in Section 8.1.B. hereof, Landlord shall not be required to furnish any services or facilities whatsoever to the Premises.


                                  ARTICLE IX
                                  ----------
                                  Insurance
                                  ---------

     Section 9.1. Coverage Required. Tenant shall procure and maintain, or cause to be maintained, at all times during the term of this Lease, at Tenant's sole cost and expense, and until each and every obligation of Tenant contained in the Lease has been fully performed, the types of insurance specified below, with insurance companies authorized to do business in the State of Illinois covering all operations under this Lease, whether performed by Tenant or by Contractors hired by Tenant.

     A. IN GENERAL. Upon the Warehouse Commencement Date, tenant shall procure and maintain the following kinds and amounts of insurance:

          (i) WORKER'S COMPENSATION AND OCCUPATIONAL DISEASE INSURANCE. Worker's Compensation and Occupational Disease Insurance, in statutory amounts. Employer's liability coverage with limits of not less than $100,000 each accident or illness shall be included.

          (ii) COMMERCIAL LIABILITY INSURANCE (PRIMARY AND UMBRELLA). Commercial Liability Insurance or equivalent with limits of not less than $5,000,000 per occurrence, combined single limit, for bodily injury, personal injury, and property damage liability. Products/completed operation, independent contractors, broad form property damage and contractual liability coverages are to be included. Landlord is to be named as additional insureds on a primary, non-contributory basis for any liability, arising directly or indirectly from this Lease.

          (iii) CONTENTS INSURANCE. Insurance against fire, sprinkler leakage, vandalism, and the extended coverage perils for the full insurable value of all contents of Tenant within the Premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises.

     B. CONSTRUCTION. During any construction performed by or at the direction of Tenant, Tenant shall procure and maintain, or cause to be maintained, the following kinds and amounts of insurance:

          (i) WORKER'S COMPENSATION AND OCCUPATIONAL DISEASE INSURANCE. Worker's Compensation and Occupational Disease Insurance, in statutory amounts. Employer's liability coverage with limits of not less than $500,000 for each accident or illness shall be included.

          (ii) COMMERCIAL LIABILITY INSURANCE (PRIMARY AND UMBRELLA). Commercial Liability Insurance or equivalent with limits of not less than $5,000,000 per occurrence, combined single limit, for bodily injury, personal injury, and property liability. Products/completed operations, explosion, collapse, underground, independent contractors, broad form property damage and contractual liability coverages are to be included. Landlord is to be named as an additional insured on a primary non-contributory basis for any liability arising directly or indirectly from the Lease.

          (iii) ALL RISK BUILDERS RISK INSURANCE. Tenant shall provide All Risk Blanket Builder's Risk Insurance to cover the materials, supplies, equipment, machinery and fixtures that are or will be part of the Project. Coverage extensions shall include the following: right to partial occupancy, material stored off-site and in-transit, boiler and machinery, earthquake, flood (including surface water backup), collapse, water damage, debris removal, faulty workmanship or materials, testing, mechanical-electrical breakdown and failure, deletion of freezing and temperature exclusions, business interruption, extra expense, loss of revenue, loss of rents and loss of use of property, as applicable, Landlord shall be named as loss payee.

          (iv) PROFESSIONAL LIABILITY. When any architects, engineers, or consulting firms perform work in connection with this Lease costing in excess of $25,000.00, Professional Liability Insurance shall be maintained with limits of $1,000,000. When policies are renewed or replaced, the policy retroactive date must coincide with, or precede, start of work.

     Section 9.2. POLICIES. All insurance policies shall be written with insurance companies and shall be in form reasonably satisfactory to Landlord. All insurance policies (except for worker's compensation) shall name Landlord as an additional insured and loss payee as their respective interests may appear and shall provide that they may not be terminated or modified without thirty (30) days' advance written notice to Landlord. All policies shall also contain an endorsement that Landlord, although named as additional insured, shall nevertheless be entitled to recover for damages caused by the negligence of Tenant. The minimum limits of insurance specified in this Section shall in no way limit or diminish Tenant's liability under this Lease. Tenant shall furnish to Landlord, on or prior to the Warehouse Commencement Date such insurance required to be carried by Tenant, and thereafter prior to the expiration of each such policy, true and correct photocopies of all insurance policies required under this Section, together with any amendments and endorsements to such policies, certificates of insurance, and such other evidence of coverages as Landlord may reasonably request, and evidence of payment of all premiums and other expenses owed in connection therewith. Upon Tenant's default in obtaining or delivering the policy for any such insurance or Tenant's failure to pay the charges therefor, Landlord may, at its option, on or after the tenth (lOth) day after written notice thereof is given to Tenant, procure or pay the charges for any such policy or policies and the total cost and expense (including attorneys' fees) thereof shall be immediately paid by Tenant to Landlord as Additional Rent upon receipt of a bill therefor.

     Section 9.3. Subrogation. Landlord and Tenant agree to have all fire and extended coverage which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in Section 9.2 above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party or any of the parties named in Section 9.2 above. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof. Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of Landlord and the managing agent for the Project and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies. Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsements be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within ten (10) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).

     Section 9.4 Miscellaneous Insurance Provisions. Landlord and Tenant agree as follows:

          A. Both parties hereto expressly understand and agree that any insurance coverages furnished by them and the limits of any such insurance coverage shall in no way limit the liabilities and responsibilities of the parties specified under the Lease, or contracts executed relating to the Project, or by law.

          B. The failure of either party to obtain evidence of insurance from the other party shall not be deemed to be a waiver by either party, and both parties shall remain under their respective continuing obligation to maintain the insurance coverage required under this Lease.

          C.  Any and all deductibles on insurance coverages referenced in this
      Article IX shall be borne by Tenant. The deductible under Landlord's property insurance shall in no event exceed $25,000.00.

          D. Tenant expressly understands and agrees that any insurance maintained by Landlord shall apply in excess of and not contribute with insurance provided by the Tenant under the Lease.

          E. If Tenant desires additional coverage, higher limits of liability, or other modifications for their own protection, Tenant shall be responsible for the acquisition and cost of such additional protection.

     F. Neither party shall violate nor permit to be violated any of the conditions or provisions of any of their respective insurance policies, and both parties shall so perform and satisfy or cause to be performed and satisfied the requirements of the companies writing such policies so that at all times companies of good standing, and in the case of Tenant's insurance, companies satisfactory to Landlord shall be willing to write and continue such insurance.

     G. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance, as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and which would have been payable under such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss, to the extent of any deficiency in the insurance required by the provisions of this Lease, and damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Project or the Premises occurring during any period when Tenant or Contractors shall have failed or neglected to provide insurance as aforesaid.

     H. The insurance required by this Lease, at the option of Landlord or Tenant with respect to the insurance policies they obtain, may be effected by blanket or umbrella policies issued covering the Premises and other properties owned or leased by Landlord or Tenant, as applicable, provided that the policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage, without possibility of reduction or coinsurance by reason of, or damage to, any other premises covered therein.

      I. All insurance companies shall have a Best rating of not less than A/VII, or an equivalent ratio in the event Best ceases to exist or provide a rating.

      J. Tenant shall provide and keep in force such other insurance in such amounts as may from time to time be reasonably required by Landlord or a holder of a Mortgage (defined in Section 23.1 hereof) against such other insurable hazards as at the time are commonly insured against in the case of prudent owners of properties similar to the Project and the Premises, and in that connection Landlord may require changes in the forms, types and amounts of insurance required pursuant to this Section or add to, modify or delete other requirements; and in any event, if under applicable law, rule, regulation or ordinance of any governmental authority, state or federal, having jurisdiction in the Premises, liability may be imposed upon Landlord on account of the use or operation of the Premises or the Project or other improvements, insurance within limits reasonably satisfactory to Landlord shall be maintained by Tenant against any such liability.

      K. The required insurance to be carried by Landlord and Tenant hereunder shall not be limited by any limitations expressed in the indemnification language herein or any limitation placed on the indemnity therein given as a matter of law.

     Section 9.5. Landlord's Insurance. Landlord shall maintain, at all times during the term of the Lease, property, rent loss and liability insurance and such other insurance required of Landlord in the amounts and under the terms customarily carried by Landlord for similar buildings owned by it in the Chicago metropolitan area. The cost of all such insurance shall be an Expense. Landlord shall provide evidence of such insurance to Tenant upon the written request of Tenant, but in no event on more than one occasion during any calendar year.

                                   ARTICLE X
                                   ---------
                             Damage or Destruction
                             ---------------------

     Section 10.1. Total Destruction. In the event that in excess of fifty percent (50%) of the Premises or Building are made untenantable by fire or other casualty and Landlord shall decide not to restore or repair same, then, in any of such events, Landlord shall have the right to terminate this Lease by notice to Tenant given within thirty (30) days after the date of such fire or other casualty and the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty. In the event the Premises are made untenantable by fire or other casualty and Landlord shall decide to rebuild and restore the same or, to the extent Section 10.3 is applicable and neither Landlord nor Tenant elects to terminate this Lease pursuant to said Section 10.3, this Lease shall not terminate and Landlord shall repair and restore the Premises at Landlord's expense and with due diligence within one hundred eighty
(180) days of the date of the fire or other casualty, subject, however to extension for Force Majeure Delays. In the event that the repair or restoration is not substantially complete within the required time period, Tenant may terminate this Lease upon notice to Landlord within five (5) business days after the expiration of said required time period.

     Section 10.2. Partial Destruction. In the event that fifty percent (50%) or less of the Premises or Building are damaged by fire or other casualty, then Landlord shall proceed with all due diligence to repair and restore the Premises within one hundred eighty (180) days of the date of the fire or other casualty, subject, however, to extension for Force Majeure Delays. In such event, Rent shall abate in proportion to the non-useability of the Premises during the period while repairs are in progress unless such partial damages are due to the fault or neglect of Tenant. If the partial damage is the result of the fault or neglect of Tenant, Rent shall not abate during said period.

     Section 10.3. Lease Termination. If in excess of fifty percent (50%) of the Premises are damaged by fire or other casualty as aforesaid during the last eighteen (18) months of the Term hereof, Landlord and Tenant shall each have the right to terminate this Lease upon notice to the other within thirty (30) days of the date of fire or other casualty, in which event, Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

                                  ARTICLE XI
                                  ----------
                                     Liens
                                     -----

     Section 11.1. Lien Claims. Tenant shall not do any act which shall in any way encumber the interest or estate of Landlord in and to the Project or any portion thereof, nor shall any interest or estate of Landlord in the Project or any portion thereof be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant, and any claim to or lien upon the Project or any portion thereof arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the Project or any portion thereof. Tenant will not permit the Project or any portion thereof to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of sufferance of Tenant; provided, however that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall first give to Landlord a surety bond or title endorsement reasonably acceptable to Landlord or an amount equal to one hundred twenty percent (120%) of the amount of the lien or claimed lien which, together with interest earned thereon, shall be held by Landlord as security to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Premises by reason of non-payment thereof. If a cash deposit is made, the amount so deposited with

Landlord shall be held by Landlord in an account established at a federally insured banking institution until satisfactory removal of said lien or claim of lien. On any final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied. Should Tenant fail to diligently contest and pursue such lien contest, Landlord may, at its option, file a claim against any surety or title company or use the sums so deposited to discharge any such lien upon the renewal of such lien or encumbrance Landlord shall pay all such sums remaining on deposit to Tenant.

     Section 11.2. Landlord's Right to Cure. If Tenant shall fail to contest the validity of any lien or claimed lien or fail to give security to Landlord to insure payment thereof, or shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shal1 not be so required) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much additional rent due from Tenant to Landlord at the next rent date after any such payment, with interest thereon at the Lease Interest Rate from the date so advanced.

                                  ARTICLE XII
                                  -----------
                              TENANT ALTERATIONS
                              ------------------

     Section 12.1. Alterations. Tenant shall not at any time during the Term of this Lease (i) make any openings in or other alteration or improvement to the roof or exterior walls of the Building, (ii) make any alteration, addition or improvement to the Premises or any portion thereof without in each instance, the prior written consent of Landlord which affect any Building system, or exceed TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) in costs in the aggregate in any twelve (12)-month period (hereinafter collectively referred to as "Alterations"). Subject to compliance with all of the provisions of this Lease, Landlord consents to the installation of a floor mounted conveyor and a racking system in the warehouse portion of the Premises. Landlord shall not unreasonably withhold or delay its consent to other Alterations made by Tenant. No Alterations to the Premises for which Landlord's consent is required shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company acceptable to Landlord, evidencing insurance coverage required under Section 9.1 hereof. Any Alterations by Tenant hereunder shall be done in a good and workmanlike manner in compliance with any Legal Requirements applicable governmental law, statute, ordinance or regulation. Upon completion of any Alteration by Tenant hereunder, Tenant shall furnish Landlord with a copy of the "as built" plans covering such construction. Tenant, at its sole cost and expense, will make all Alterations on the Premises which may be necessary by the act or neglect of any other person or corporation (public or private), except Landlord, its agents, employees or contractors. Before commencing any Alterations, involving an estimated cost of more than TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00): (a) plans and specifications therefor, prepared by a licensed architect, shall be submitted to and approved by Landlord within ten (10) business days after submission to Landlord (such approval shall not be unreasonably withheld or delayed); (b) Tenant shall furnish to Landlord an estimate of the cost of the proposed work;
(c) all contracts for any proposed work shall be submitted to and approved by Landlord; (d) evidence of insurance as required by Article IX hereof; and (e) such other requirements as Landlord may reasonably require to be satisfied. Prior to the commencement of any construction activity for which Landlord's consent shall be required, certificates of such insurance coverages shall be provided to Landlord and renewal certificates shall be delivered to Landlord prior to the expiration date of the respective policies.

     It shall be reasonable for Landlord to disapprove an Alteration if such Alterations would (i) change the general design or structure of the Project or any part thereof; (ii) decrease the size of the Project or any part thereof;
(iii) reduce or impair, to any material extent, the value, rentability of the Premises or constitute waste; or

(iv) give to any owner, lessee or occupant of any other property or to any other person or corporation any easement, right-of-way or any other right over the Premises.

     Any Alteration shall be made with reasonable dispatch and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and buildings and zoning laws and with all other Legal Requirements. If any work does not comply with the provisions of this Lease, Landlord may, by notice to Tenant, require that Tenant stop the work and take steps necessary to cause corrections to be made, or Landlord may, itself, perform the work, at Tenant's cost.

     Section 12.2. Ownership of Alterations. All Alterations (except Tenant's Equipment, as defined in Section 19.2 hereof), put in at the expense of Tenant shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, or at Landlord's option, provided Landlord shall have advised Tenant in writing at the time of its consent to said Alteration is sought that same must be removed and the Premises restored to its original condition.

     Section 12.3. Tenant Signs. Tenant shall not place any signs on any part of the Building or Land without the prior written consent of Landlord. Upon notice to and with the consent of Landlord, which consent shall not be unreasonably withheld, Tenant may place the signs located on the exterior of its current building (or a similar signs) on the exterior wall of the Premises and install a monument sign at the Rohlwing Road entrance to the Project, provided that (i) the installation and dimensions of said signs are in strict accordance with Legal Requirements; (ii) Tenant continually maintains said signs in a first-class manner and (iii) Tenant, at Tenant's sole cost and expense, pays the costs associated with the installation and maintenance of the signs and removes said signs at the expiration of the Term and restores the area in which said signs are placed to its condition prior to the installation of said signs, ordinary wear and tear excepted. If Landlord installs a monument sign at the Thorndale Road entrance to the Project to be shared by all tenants in the Building, Tenant's name shall be listed on the monument sign. Notwithstanding the foregoing, no signage shall be permitted on the roof of the Building and no advertising shall be permitted (except within the interior of the Premises).

     Section 12.4. Environmental Impact. Notwithstanding any other term, covenant or condition contained in this Lease, in the event that any Alteration has any environmental impact on the Premises, Landlord may deny the Tenant the right to proceed in Landlord's sole and absolute discretion.

                                 ARTICLE XIII
                                 ------------
                                 Condemnation
                                 ------------

     Section 13.1. Taking: Lease to Terminate. If a portion of the Building or the Premises shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation and as a result thereof the Premises cannot be used for the same purpose and with the same utility as before such taking or conveyance, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Tenant hereby assigns to Landlord, Tenant's interest in such award, if any. Current Rent shall be apportioned as of the date of such termination. If any part of the Building shall be so taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the Building, the Landlord shall have the right to cancel this Lease upon not less than ninety (90) days' prior notice to the date of cancellation designed in the notice.

     Section 13.2. Taking: Lease to Continue. In the event only a part of the Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof the balance of the Premises can be used for the same purpose as before such taking, sale or condemnation, this Lease shall not terminate and Landlord, at its sole cost and expense up to the amount of any condemnation award, shall promptly repair and restore the Premises, subject to Force Majeure Delay. Any award paid as a consequence of such taking, sale or condemnation, shall be paid to Landlord. Any sums not so disbursed shall be retained by Landlord.

     SECTION 13.3 Tenant's Claim. To the extent permitted by law and subject to the rights of any lender with respect to the Premises, Tenant shall be allowed to pursue a claim against the condemning authority (hereinafter referred to as the "Tenant's Claim") that shall be independent of and wholly separate from any action, suit or proceeding relating to any award to Landlord for reimbursement of relocation expenses or for Tenant's Equipment and personal property, provided: (i) Tenant's Claim shall in no way limit, affect, alter or diminish in any kind or way whatsoever Landlord's award as a result of such taking, sale or condemnation; (ii) Tenant's Claim shall in no event include any claim for any interest in real property, it being expressly understood and agreed that all sums paid with respect to the real property interests taken, sold or condemned shall be the sole property of Landlord; and (iii) Tenant's Claim shall in no event be joined with Landlord's proceeding or argued or heard concurrently therewith and if the tribunal hearing Tenant's Claim orders such joinder, Tenant agrees to voluntarily dismiss Tenant's Claim without prejudice until such time as Landlord has received its award for such taking, sale or condemnation.

                                  ARTICLE XIV
                                  -----------
                      Assignment -- Subletting by Tenant
                      ----------------------------------

     SECTION 14.1. No ASSIGNMENT, SUBLETTING OR OTHER TRANSFER. Tenant shall not assign this Lease or any interest hereunder, nor shall Tenant sublet or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, without the express prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. No assignment or subletting shall relieve Tenant of its obligations hereunder, and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Consent by Landlord pursuant to this Article shall not be deemed, construed or held to be consent to any additional assignment or subletting, but each successive act shall require similar consent of Landlord. Landlord shall be reimbursed by Tenant for any costs or expenses incurred pursuant to any request by Tenant for consent to any such assignment or subletting. In the consideration of the granting or denying of consent, Landlord may, at its option, take into consideration: (i) the business reputation and credit worthiness of the proposed subtenant or assignee;
(ii) any required alteration of the Premises; (iii) the intended use of the Premises by the proposed subtenant or assignee; and (iv) any other factors which Landlord shall deem relevant.

     SECTION 14.2. OPERATION OF LAW. Tenant shall not allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or convey, mortgage, pledge or encumber this Lease or any interest hereunder.

     SECTION 14.3. EXCESS RENTAL. If Tenant shall, with Landlord's prior consent as herein required, sublet the Premises, an amount equal to fifty percent (50%) of the rental in excess of the Base Rent and any additional rent herein provided to be paid shall be for benefit of Landlord and shall be paid to Landlord promptly when due under any such subletting as additional rent due hereunder.

     SECTION 14.4. MERGER OR CONSOLIDATION. If Tenant is a corporation whose stock is not publicly traded, any transaction or series of transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this
Article XIV. If Tenant is a partnership or limited liability company, any transaction or series of transactions (including without limitation any withdrawal or admittance of a partner or member or a change in any partner's or member's interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, shall be deemed to be a voluntary assignment of this Lease by Tenant subject to the provisions of this assignment of this Lease by Tenant subject to the provisions of this Article XIV. If Tenant is a corporation whose stock is not publically traded, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than twenty-five percent (25%) of the outstanding stock as of the date of the execution and delivery of this Lease shall not be considered a change of control. Notwithstanding the immediately foregoing, Tenant may, upon notice to, but without Landlord's consent, assign this Lease to any corporation resulting from a merger or consolidation of Tenant, provided that the total assets and the total net worth of such assignee after such consolidation or merger shall be in excess of the greater of (i) the net worth of Tenant immediately prior to such consolidation or merger, or (ii) the net worth of Tenant as of the date hereof, determined by generally accepted accounting principles and provided that Tenant is not at such time in default hereunder, and provided further that such successor shall execute an instrument in writing, acceptable to Landlord in its reasonable discretion, fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord. Tenant shall provide in its notice to Landlord such information as may be reasonably required by Landlord to determine that the requirements of this Section 14.4 have been satisfied. As used in this Section 14.4, the term "control" means possession of the power to vote not less than a majority interest of any class of voting securities and partnership or limited liability company interests or to direct or cause the direction of the management or policies of a corporation, or partnership or limited liability company through the ownership of voting securities, partnership interests or limited liability company interests, respectively.

     Section 14.5. Unpermitted Transaction. Except as expressly otherwise provided in this Lease, any assignment, subletting, use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.

                                  ARTICLE XV
                                  ----------
                             Financial Statements
                             --------------------

     Section 15.1. Financial Statements. Tenant agrees to furnish Landlord annually, within ninety (90) days of the end of such fiscal year with a copy of its annual report.

                                  ARTICLE XVI
                                 ------------
                           Indemnity for Litigation
                           ------------------------

     Section 16.1. Indemnity for Litigation. Tenant agrees to pay, and to indemnify and defend Landlord against, all costs and expenses (including reasonable attorneys' fees) incurred by or imposed upon Landlord by or in connection with any litigation to which Landlord becomes or is made a party due to the act or omission of Tenant or any member of the Tenant Group, whether commenced by or against Tenant, or any other person or entity or that may be incurred by Landlord in enforcing any of the covenants and agreements of this Lease with or without the institution of any action or proceeding relating to the Premises or this Lease, or in obtaining possession of the Premises after an Event of Default hereunder or upon expiration or earlier termination of this Lease. The foregoing notwithstanding, Tenant's responsibility under this Section
16.1 to pay Landlord's costs and expenses (including reasonable attorneys' fees) shall not extend to such costs and expenses incurred in defending an action brought by Tenant to enforce the terms of this Lease in which there is a court determination that Landlord failed to perform its obligations under this Lease. The provisions of this Section 16.1 shall survive the expiration or earlier termination of this Lease.

     Section 16.2. Landlord's Indemnity. Landlord agrees to pay, and to indemnify and defend Tenant against all costs and expenses (including reasonable attorney's fees) incurred by or imposed upon Tenant by or in connection with any litigation to which Tenant becomes or is made a party due to the act or omission of Landlord, whether commenced by or against Landlord, or any other person or entity or that may be incurred by Tenant in enforcing any of the Landlord's covenants and agreements of this Lease with or without the institution of any action or proceeding relating to the Premises or this Lease. The foregoing notwithstanding, Landlord's responsibility under this Section 16.2 to pay Tenant's costs and expenses (including reasonable attorneys' fees) shall not extend to such costs and expenses incurred in defending an action brought by Landlord to enforce the terms of this Lease in which there is a court determination that Tenant failed to perform its obligations under this Lease. The provisions of this Section 16.2 shall survive the expiration or earlier termination of this Lease.

                                 ARTICLE XVII
                                 ------------
                             Estoppel Certificates
                             ---------------------

     Section 17.1. Estoppel Certificate. Tenant agrees that on the Commencement and at any time and from time to time thereafter, upon not less than ten (10) days' prior written request by Landlord, it will execute, acknowledge and deliver to Landlord, or Landlord's mortgagee to the extent factually accurate, a statement in writing in the form of Exhibit "D" attached hereto and by this reference incorporated herein; provided, however, Tenant agrees to certify to any prospective purchaser or mortgagee any other reasonable information specifically requested by such prospective purchaser or mortgagee.

                                 ARTICLE XVIII
                                 -------------
                            Inspection of Premises
                            ----------------------

     Section 18.1. Inspections. Tenant agrees to permit Landlord and any authorized representatives of Landlord, to enter the Premises at all reasonable times on reasonable advance notice, except in the case of emergency, for the purpose of inspecting the same. Any such inspections shall be solely for Landlord's purposes and may not be relied upon by Tenant or any other person.

     Section 18.2. Landlord Signs. Tenant agrees to permit Landlord and any authorized representative of Landlord to enter the Premises at all reasonable times during business hours on reasonable advance notice to exhibit the same for the purpose of sale, mortgage or lease. Landlord may display on the Premises customary "For Sale" signs and during the final year of the Term hereof or any extension thereof, Landlord may display on the Premises customary for "For Rent" signs.

                                  ARTICLE XIX
                                  -----------
                                   Fixtures
                                   --------

     Section 19.1. Building Fixtures. All improvements and all plumbing, heating, lighting, electrical and air-conditioning fixtures and equipment, and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant), whether or not attached or affixed to the Premises (hereinafter referred to as "Building Fixtures"), shall be and remain a part of the Premises and shall constitute the property of Landlord.

     SECTION 19.2. Tenant's Equipment. All of Tenant's trade fixtures and all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon the Premises, other than Building Fixtures, as shall be and remain the personal property of Tenant, and the same are herein referred to as "Tenant's Equipment."

     SECTION 19.3. Removal of Tenant's Equipment. Tenant's Equipment may be removed from time to time by Tenant; provided, however, that if such removal shall injure or damage the Premises, Tenant shall repair the damage and place the Premises in the same condition as it would have been if such Tenant's Equipment had not been installed.

                                  ARTICLE XX
                                  ----------
                                    Default
                                    -------

     SECTION 20.1. Events of Default. Tenant agrees that any one or more of the following events shall be considered "Events of Default" as said term is used herein:

          A. If an order, judgment or decree shall be entered by any court adjudicating Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant, or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

          B. Tenant shall file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding or under any laws relating to the relief of debtors, readjustment or indebtedness, reorganization, arrangements, composition or extension; or

          C. Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant, or any of the assets of Tenant; or

          D. Tenant shall file a voluntary petition in bankruptcy, or shall admit in writing its inability to pay its debts as they come due, or shall file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law; or

          E. A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated within sixty (60) days from the date of entry or granting thereof; or

          F. Tenant shall vacate the Premises or abandon same during the Term hereof; or

          G. Tenant shall default in making any payment of Rent or other payment required to be made by Tenant hereunder when due as herein provided; or

          H. If Tenant shall suffer or permit any lien or encumbrance (subject to Tenant's right to contest liens as provided in Section 11.1 hereof) to attach to the Premises or the Project, and Tenant shall not discharge said lien or encumbrance within thirty (30) days or within ten (10) days prior to any sale or disposition or forfeiture pursuant to such execution, whichever date shall first occur, or

          I. If Tenant shall fail to carry all required insurance under this Lease; or

          J. Any material misrepresentation (including by omission) made by Tenant in this Lease; or

          K. If Tenant shall fail to comply with an order of a court of competent jurisdiction or proper order of a Governmental Authority within the required time period which order directly relates to Tenant and the Project; or

          L.   Failure to pay Taxes as provided in Section 5.2 H hereof.

          M. If Tenant shall default in the performance of any covenant, promise or agreement on the part of Tenant contained in this Lease not otherwise specified in this Section 20.1 and such default shall continue for thirty (30) days after notice thereof in writing by Landlord to Tenant, or if such default or condition which gives rise thereto cannot with due diligence and good faith be cured within such thirty (30)-day period, if Tenant shall not in good faith and within the period of thirty (30) days commence the curing of such default and pursue the curing of such default continuously and diligently and in good faith to the end that such default shall be cured within such minimum period in excess of thirty (30) days as may be reasonably necessary to cure such default through pursuing such cure promptly, diligently, continuously and in good faith; provided, however, that such additional period beyond thirty (30) days shall not apply to a default that creates a clear and present danger to persons or property or materially adversely affects the Premises or the Project or if the failure or default by Tenant is one for which Landlord (or any officer or other agent or beneficial or other owner thereof) may be subject to fine or imprisonment.

     Upon the occurrence of any one or more of such Events of Default, Landlord may at its election terminate this Lease or terminate Tenant's right to possession only, without terminating this Lease. Upon termination of this Lease or of Tenant's right to possession, Tenant shall immediately surrender possession and vacate the Premises, and deliver possession thereof to Landlord.

     Upon termination of this Lease, Landlord shall be entitled to recover as liquidated damages because the parties hereto recognize that as of the date hereof actual damages are not ascertainable and are of imprecise calculation and not as a penalty, all Rent and other sums due and payable by Tenant through the date of termination plus (i) an amount equal to sixty percent (60%) of the Rent and other sums provided herein to be paid by Tenant for the residue of the Term, and (ii) the costs of performing any other covenants to be performed by Tenant.

     If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part from Tenant's obligations to pay the Rent hereunder for the full Term or from any other obligations of Tenant under this Lease. Landlord shall use commercially reasonably efforts to relet all or any part of the Premises for such rent and upon terms as are commercially reasonable (including the right to relet the Premises for a term greater or lesser than that remaining of the Term of premises and the right to relet the Premises as a part of a larger area, the right to change the character or use made of the Premises and the right to grant concessions of free rent). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or desirable. If Landlord is unable to relet the Premises after using such commercially reasonably efforts to do so, Landlord shall have the right to terminate this Lease, in which event, Tenant shall pay to Landlord liquidated damages as provided in the immediately preceding grammatical paragraph. If the Premises are relet and sufficient sums shall not be realized from such reletting after payment of all expenses of such decorations, repairs, changes, alterations, additions and the expenses of repossession and such reletting, and the collection of the Rent herein provided and other payments required to be made by Tenant under the provisions of this Lease for the remainder of the Term of this Lease then, in such event, Tenant shall pay to Landlord on demand any such deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time, and all costs and expenses of Landlord, including reasonable attorneys' fees, incurred in connection with any such suit shall be paid by Tenant.

     SECTION 20.2. Bankruptcy. If Landlord shall not be permitted to terminate this Lease, as provided in this Article XX because of the provisions of the United States Code relating to Bankruptcy, as amended (hereinafter referred to as the "Bankruptcy Code"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than sixty (60) days after the filing of the bankruptcy petition, to assume or reject this Lease. In such event, Tenant or any trustee for Tenant may only assume this Lease if: (a) it cures or provides adequate assurance that the trustee will promptly cure any default hereunder; (b) compensates or provides adequate assurance that Tenant will promptly compensate Landlord of any actual pecuniary loss to Landlord resulting from Tenant's default; and (c) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance: (i) of the source of rent reserved hereunder; and (ii) that the assumption of this Lease will not breach any provision hereunder.

     If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of such proposed assignment, setting forth: (i) the name and address of such person; (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to Landlord by the Tenant no later than twenty (20) days after receipt by the Tenant but in any event no later than ten (10) days prior to the date that the Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

     If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code any and all monies or other considerations payable or otherwise to be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting the Landlord's property under the preceding sentence not paid or delivered to the Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to the Landlord.

     Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be conclusively deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. Any such assignee shall be permitted to use the Leased Premises only for the Use.

     Nothing contained in this Section shall, in any way, constitute a waiver of the provisions of Article XIV of this Lease relating to alienation. Tenant shall not, by virtue of this Section, have any further rights relating to assignment other than those granted in the Bankruptcy Code. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purpose of Section 501(b)(6) or any successive section of the Bankruptcy Code.

     SECTION 20.3. RE-ENTRY. Tenant agrees, upon receipt of notice of termination, to at once surrender possession of the Premises, the Project and related improvements to Landlord. Tenant expressly waives (to the full extent permitted by law) the service of any other notice of intention to terminate this Lease or of intention to re-enter which may be presently provided for by any statute or other law or any future amendment or similar statute or law (so long as, in the case of a future amendment or statute or law, the remedies to be exercised by Landlord are not substantially different than remedies presently available to Landlord), and agrees that the occurrence of any Event of Default shall of itself, upon service of the notice above provided for, constitute a forcible detainer by Tenant of the Premises within the meaning of the statutes of the State of Illinois. No receipt of money by Landlord from Tenant after any termination, howsoever occurring, of this Lease shall reinstate, continue or extend the Term of this Lease.

                                  ARTICLE XXI
                                  -----------
                  Landlord's Performance of Tenant's Covenant
                  -------------------------------------------

     SECTION 21.1. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS. In the event Tenant shall fail to maintain any insurance required to be paid by it under the terms hereof, or in an Emergency Situation or upon occurrence of an Event of Default, Landlord may (but shall not be obligated so to do), and without waiving or releasing Tenant from any obligation of Tenant hereunder, make any payment or perform any other act which Tenant is obligated to make or perform under this Lease in such manner and to such extent as Landlord may deem desirable; and in so doing Landlord shall also have the right to enter upon the Premises for any purpose reasonably necessary in connection therewith and to pay or incur any other necessary and incidental costs and expenses, including reasonable attorneys' fees. All sums so paid and all liabilities so incurred by Landlord, together with interest thereon at the rate per annum which is the lesser of (i) the Lease Interest Rate or (ii) the highest rate permitted by law shall be deemed Additional Rent hereunder and shall be payable to Landlord upon demand as Additional Rent. Landlord shall use reasonable efforts to give prior notice (which may be oral) of its performance, if reasonably feasible under the circumstances. The performance of any such obligation by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Inaction of Landlord shall never be considered as a waiver of any right accruing to it pursuant to this Lease. Landlord, in making any payment hereby authorized: (a) relating to Taxes, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; (b) for the discharge, compromise or settlement of any lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted; or (c) in connection with the completion of construction of improvements to the Premises or the repair, maintenance or the payment of operating costs thereof, may do so in such amounts and to such persons as Landlord reasonably may deem appropriate. Nothing contained herein shall be construed to require Landlord to advance monies for any purpose. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the premises or the Project or any part thereof, by reason of making repairs or the performance of any work on the Premises or the Project or on account of bringing materials, supplies and equipment into or through the Premises or the Project during the course thereof and the obligations of Tenant under this Lease shall not thereby be affected in any manner. In doing so, however, Landlord shall use reasonable efforts not to interfere with the normal operation of the Project. The term "Emergency Situation" shall mean a situation which has caused or is likely to cause bodily injury to persons, contamination of or physical damage to the Premises or adjoining property or economic liability or criminal jeopardy to Landlord.

                                 ARTICLE XXII
                                 -------------
                             Exercise of Remedies
                             --------------------

     SECTION 22.1. CUMULATIVE REMEDIES. No remedy contained herein or otherwise conferred upon or reserved to Landlord, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given herein, now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

     SECTION 22.2. NO WAIVER. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of Rent or other sums payable hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account and not in satisfaction of damages due from Tenant to Landlord. Receipt of Rent by Landlord, with knowledge of any breach of this Lease by Tenant or of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

     SECTION 22.3. EQUITABLE RELIEF. In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

                                 ARTICLE XXIII
                                 -------------
                          Subordination to Mortgages
                          --------------------------

     SECTION 23.1. SUBORDINATION. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage ("Mortgage") against its interest in the Project or any portion thereof. This Lease and all of the rights of Tenant hereunder, shall automatically, and without the requirement of the execution of any further documents, be and are hereby made expressly subject and subordinate at all times to the lien of any Mortgage and to all advances made or hereafter to be made upon the security thereof. Provided the holder of said Mortgage agrees in writing not to disturb the rights of Tenant under this Lease so long as Tenant is not in default hereunder, Tenant agrees to execute and deliver such instruments subordinating this Lease to the lien of any such Mortgage as may be requested in writing by Landlord from time to time. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this Lease.

     SECTION 23.2. MORTGAGE PROTECTION. Tenant agrees to give the holder of any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then said mortgagee shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the Rent or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord or Tenant, without the prior written consent, in each instance, of the mortgagee.

                                 ARTICLE XXIV
                                 ------------
                             INDEMNITY AND WAIVER
                             --------------------

     SECTION 24.1. TENANT INDEMNITY. Tenant shall not do or permit any act or thing to be done or omit to do any act or thing upon the Premises or Project which may subject Landlord to any liability or responsibility for injury, damage to persons or property, or to any liability by reason of any violation of Legal Requirements and shall exercise such control over the Premises so as to fully protect Landlord against any such liability. Tenant shall defend, indemnify and save Landlord, and any official, agent, beneficiary, contractor, director, employee, lessor, mortgagee, officer, parent, partner, shareholder and trustee of Landlord (each an "INDEMNIFIED PARTY") representatives, successors and assigns harmless from and against any and all liabilities, suits, judgments, settlements, obligations, fines, damages, penalties, claims, costs, charges and expenses, including, without limitation, engineers', architects' and attorneys' fees, court costs and disbursements, which may be imposed upon or incurred by or asserted against any Indemnified Party by reason of any of the following occurring during or after (but attributable to a period of time falling within) the Term:

          A. any demolition or razing or construction of any improvements or any other work or thing done in, on or about the Premises or any part thereof by Tenant or any member of the Tenant Group, including any claim that such work constitutes "public works";

          B. any use, nonuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Premises or any part thereof or of any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto by Tenant or any member of the Tenant Group;

          C. any act or failure to act on the part of Tenant or any member of the Tenant Group;

          D. any accident, injury (including death) or damage to any person or property occurring in, on or about the Premises or any part thereof or in, on or about any tunnel, creek, ditch, detention area, sidewalk, curb or vault adjacent thereto as a result of the act or neglect of Tenant or any member of the Tenant Group;

          E. any failure to perform or comply with any of the covenants, agreements, terms or conditions in this Lease on Tenant's part to be performed or complied with (other than the payment of money);

          F. any lien or claim which may be alleged to have arisen against or on the Premises, or any lien or claim which may be alleged to have arisen out of this Lease and created or permitted to be created by Tenant or any member of the Tenant Group against any assets of Landlord, or any liability which may be asserted against Landlord with respect thereto;

          G. any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in the contracts and agreements affecting the Premises on Tenant's part to be kept, observed, or performed; and

          H.  any contest permitted pursuant to the provisions of this Lease.

     No agreement or covenant of Tenant in this Section 24.1 shall be deemed to exempt Landlord from, and Tenant's obligations under this Section 24.1 shall not include liability or damages for injury to persons or damage to property caused by or resulting from the negligence of Landlord, its agents or employees, in the construction, operation or maintenance of the Premises.

     The obligations of Tenant under this Section 24.1 shall not be affected in any way by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises or any part thereof.

     Section 24.2. Waiver of Claims. Tenant waives all claims it may have against Landlord and Landlord's agents for damage or injury to person or property sustained by Tenant or any member of the Tenant Group or by any occupant of the Premises, or by any other person, resulting from any part of the Premises becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or neglect of any person (excluding Landlord). This Section 24.2 shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person (excluding Landlord), and whether such damage be caused or result from anything or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All Tenant's Equipment and other personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof.

     Section 24.3. Landlord's Indemnity. Landlord will protect, indemnify and save Tenant, its officers, directors and their respective successors and assigns harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by or asserted against Tenant by reason of any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises or any part thereof resulting from the negligent act or omission of Landlord or anyone claiming by, through or under Landlord.

                                  ARTICLE XXV
                                  -----------

                                   Surrender
                                   ---------

     Section 25.1. Condition. Upon the termination of this Lease whether by forfeiture, lapse of time or otherwise/upon, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises to Landlord, broom clean, in good order, condition and repair, reasonable wear and tear excepted. "Broom clean" means free from all debris, dirt, rubbish, personal property of Tenant, oil, grease, tire tracks or other substances, inside of the Premises. Any damage caused by removal of Tenant from the Premises, including any damages caused by removal of Tenant's Equipment, as herein defined, shall be repaired and paid for by Tenant prior to the expiration of the Term.

     All Alterations temporary or permanent, excluding Tenant's Equipment, in or upon the Premises placed there by Tenant, shall become Landlord's property and shall remain upon the Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal. If Landlord so requests removal of said additions, hardware, alterations or improvements and Tenant does not make such removal by the termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any other place of business of Tenant or warehouse same, and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

     SECTION 25.2. REMOVAL OF TENANT'S EQUIPMENT. Upon the termination of this Lease by lapse of time, or otherwise, Tenant may remove Tenant's Equipment provided, however, that Tenant shall repair any injury or damage to the Premises which may result from such removal. If Tenant does not remove Tenant's Equipment from the Premises prior to the end of the Term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat tenant's equipment as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

     SECTION 25.3. HOLDOVER. If Tenant retains possession of the Premises or any part thereof after the termination of the Term, by lapse of time and otherwise, then Tenant shall pay to Landlord monthly rent, at one hundred fifty percent (150%) the rate payable for the month immediately preceding said holding over (including increases for additional rent which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession, and in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, if Tenant holds over for more than forty-five (45) days such retention of possession shall constitute a renewal of this Lease for six (6) months, at a monthly rental equal to one hundred twenty percent (120%) of the monthly Base Rent payable in the last month of the Term. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder. Any such extension or renewal shall be subject to all other terms and conditions herein contained.

                                 ARTICLE XXVI
                                 ------------

                          COVENANT OF QUIET ENJOYMENT
                          ---------------------------

     SECTION 26.1. COVENANT OF QUIET ENVIRONMENT. Landlord covenants that Tenant, on paying the Rent and all other charges payable by Tenant hereunder, and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed. all of which obligations of Tenant are independent of Landlord's obligations hereunder, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreement hereof free from hindrance by Landlord or any person claiming by, through or under Landlord.

                                 ARTICLE XXVII
                                 -------------

                                 No Recording
                                 ------------

     SECTION 27.1. NO RECORDING. Neither this Lease nor any memorandum or other short form hereof shall be recorded.

                                ART1CLE XXVIII
                                --------------

                                    NOTICES
                                    -------

     SECTION 28.1. NOTICES. All notices, consents, approvals to or demands upon or by Landlord or Tenant desired or required to be given under the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if a copy thereof has been personally served, forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Tenant at Tenant's Mailing Address, or at such other address as Tenant may theretofore have furnished by written notice to Landlord, with a copy to Donald F. Engel Schwartz & Freeman, 401 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611. Any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if forwarded by expedited messenger or recognized overnight courier service with evidence of delivery or mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at Landlord's Mailing Address, with a copy to Mark S. Richmond Katz Randall & Weinberg, 333 West Wacker Drive, Suite 1800, Chicago, Illinois 60606, or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of any such notice shall be the date of actual delivery, except that if delivery is refused, the effective date of notice shall be the date delivery is refused.


                                 ARTICLE XXIX
                                 ------------

                            COVENANTS RUN WITH LAND
                            -----------------------

     SECTION 29.1. COVENANTS. All of the covenants, agreements, conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named and shall be construed as covenants running with the Land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     SECTION 29.2. RELEASE OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of fee title to the Premises, and in the event of any transfer or transfers of the title, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

                                  ARTICLE XXX
                                  -----------

                             Environmental Matters
                             ---------------------

     Section 30.1.  Defined Terms.

     A. The term "HAZARDOUS MATERIALS", when used herein, shall include, but shall not be limited to, any substances, materials or wastes that are regulated by any local governmental authority, the state where the Premises or the Project is located, or the United States of America because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including without limitation, above or underground storage tanks, flammables, explosives, radioactive materials, radon, petroleum and petroleum products, petroleum products (other than petroleum products that are normally contained in motor vehicles to the extent such products are not released), urea formaldehyde foam insulation, methane, lead-based paint, polychlorinated biphenyl compounds, hydrocarbons or like substances and their additives or constituents, pesticides and any other special, toxic or hazardous materials, wastes, substances or materials of any kind, including without limitation, those now or hereafter defined, determined or identified as "hazardous substances," "hazardous materials," "toxic substances" or "hazardous wastes" in any Environmental Law.

     B. "ENVIRONMENTAL LAW" shall mean any Federal, state or local law, statute, ordinance, code, rule, regulation, policy, common law, license, authorization, decision, order, injunction, which pertains to health, safety, any Hazardous Material, or the environment (including but not limited to ground or air or water or noise pollution or contamination, and underground or above-ground tanks) and shall include, without limitation, the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S)6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)9601 et seq. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. (S)1801 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)1251 et seq.; the Clean Air Act, 42 U.S.C. (S)7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. (S)2601 et seq.; the Safe Drinking Water Act, 42 U.S.C. (S)300f et seq.; the Illinois Environmental Protective Act, 415 ILSC 4/1 et seq.; the Municipal Code of the City of Chicago; the Clean Air Act (42 U.S.C. (S)7401 et seq., "CAA"); the Rivers and Harbors Act, (33 U.S.C. (S)401 et seq., "RHA"); the Emergency Planning and Community Right-to-Know Act of 1986 (41 U.S.C. 11001 et seq.. "EPCRA"), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. 136 to 136y); the Oil Pollution Act of 1990 (33 U.S.C. 2701 et seq., "OPA"); and the Occupational Safety and Health Act (29 U.S.C. 651 et seq., "OHSA"); and any other local, state or federal environmental statutes, and all rules, regulations, orders and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

     C. "ENVIRONMENTAL CLAIM" shall mean and include any demand, notice of violation, inquiry, cause of action, proceeding or suit for damages (including reasonable attorneys' and experts' fees), losses, injuries to person or property, damages to natural resources, fines, penalties, interest, cost recovery, compensation, or contribution resulting from or in any way arising in connection with any Hazardous Material or any Environmental Law.

     D. "PRE-EXISTING CONDITION" shall mean the presence of any Hazardous Material on the Premises, to the extent such Hazardous Material was not introduced onto the Premises after the Commencement Date.

     E. "ENVIRONMENTAL CONDITION" shall mean the existence of any Hazardous Material on the Premises other than a Pre-Existing Condition, (i) in violation of, or requiring cleanup under, any Environmental Law or the provisions of this
Article XXX; or (ii) which subjects Landlord to liability for any Environmental Claim or which must be remediated to prevent Landlord from incurring liability as a result of such Environmental Claim.

     F. "Environmental Remediation" shall mean any investigative, cleanup, removal, containment, remedial or other action relating to an Environmental Condition (i) required pursuant to any Environmental Law, or (ii) necessary to prevent Landlord from incurring, or relieve Landlord from, liability as a result of an Environmental Claim.

     G. "Remediating Party" shall mean that party which has elected (or is deemed to have elected) to perform any Environmental Remediation.

     Section 30.2. Tenant's Covenants with Respect to Environmental Matters. During the Term, Tenant, at its sole cost and expense, shall:

          A. comply with all Environmental Laws relating to the use and operation of the Premises;

          B. keep the Premises free of Hazardous Materials not used in the ordinary course of Tenant's business as of the date hereof;

          C. not exacerbate a Pre-Existing Condition of which Tenant becomes aware;

          D. in the case of an Environmental Condition promptly, but not later than three (3) business days after the discovery of an Environmental Condition, notify Landlord of the Environmental Condition;

          E. not install or operate any above or below ground tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the Premises without first obtaining Landlord's prior written consent;

          F. not handle, use, generate, treat, dispose of or permit the use, handling, generation, treatment, storage or disposal of any Hazardous Materials in, on, under, around or above the Premises or Project at any time during the Term.

     Section 30.3. Conduct of Tenant. If Tenant, with the prior written authorization of Landlord, which authorization may be granted or denied by Landlord in its sole and absolute discretion generates, uses, transports, stores, treats or disposes of any Hazardous Materials:

          A. Tenant shall, at its own cost and expense, comply with all Environmental Laws relating to Hazardous Materials;

          B. Tenant shall (i) not dispose of any Hazardous Materials in dumpsters or trash containers or at any other location at the Project; (ii) not discharge any Hazardous Materials into drains or sewers; (iii) not cause or allow the release, discharge, emission or run-off of any Hazardous Materials to air, to surface waters, to the land, to ground water, whether directly or indirectly; (iv) at Tenant's own cost and expense, arrange for the lawful transportation and off-site disposal of all Hazardous Materials generated by Tenant; (v) provide secondary containment around all Hazardous Materials storage containers, storage facilities and above ground storage tanks; (vi) conduct all necessary environmental inspections, such as, but not limited to, asbestos inspections prior to any renovation or demolition, as required by 40 CFR Part 61 and provide copies of all such reports to the Landlord; (vii) comply with all reporting requirements under any local, state or federal ordinance, statute or regulation, such as, but not limited to, toxics inventory reporting under the Emergency Planning and Community Right-to-Know Act, the provisions under 40 CFR Part 61, or various regulations controlling the emissions into the atmosphere of volatile organic compounds and provide copies of all such reports and notifications to Landlord; and (viii) use only highly skilled people to address all environmental issues associated with the leasehold, that such people and all employees of the Tenant shall receive all required training or certification under any local, state or federal law specifically mentioned or alluded to in Section 30.1 of this Lease;

          C. Tenant shall promptly provide Landlord with copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the violation or alleged violation of any Environmental Laws or to any violation of Tenant's obligations under subparagraph (B) above;

          D. Upon the written request of Landlord no more frequently than once every year, or on any other occasion in the event that Landlord has reason to believe an environmental problem exists at the Premises, Tenant shall provide Landlord the results of appropriate tests of air, water and soil to demonstrate (i) that Tenant is in compliance with all applicable laws, rules or permits relating in any way to the presence of any Hazardous Materials on the Premises or the Project and (ii) the lack of any releases, discharges or emissions.

     If the presence, release, threat of release, placement on or in the Premises and/or the Project of any Hazardous Materials occurs or is caused in whole or in part during the Term of this Lease as a result of any act or omission of Tenant or any member of the Tenant Group, or the generation, transportation, storage, treatment, or disposal at the Premises and/or the Project of any Hazardous Materials occurs or is caused in whole or in part by Tenant or any member of the Tenant Group during the Term of this Lease gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under any Environmental Laws or common law theory, including, but not limited to nuisance, strict liability, negligence and trespass, tenant shall promptly complete all Environmental Remediation necessary and mitigate exposure to liability arising from the Hazardous Materials, whether or not required by law.

     SECTION 30.4. EXACERBATION. If Tenant exacerbates a Pre-Existing Condition of which Tenant is aware (including as a result of Tenant's investigative or remediation activities) during the Lease term, that the provisions of this Article XXX shall apply to such exacerbation of the Pre-Existing Condition, and Tenant shall perform Environmental Remediation as to such exacerbation. Tenant shall be responsible for all fines and penalties caused by Tenant or to the extent Tenant exacerbates a Pre-Existing Condition of which it becomes aware (including Tenants environmental investigation or remediation activities) at any time during the Lease Term.

     SECTION 30.5. RIGHTS OF INSPECTION. Upon reasonable prior notice, Landlord and their respective agents and representatives shall have a right of entry and access to the Premises at any time in Landlord's discretion for the purposes of (i) inspection of the documentation relating to Hazardous Materials or environmental matters maintained by Tenant or occupant of the Premises; (ii) ascertaining the nature of the activities being conducted on the Premises and investigating whether Tenant is in compliance with its obligations under Article XXX of this Lease; and (iii) determining the type, kind and quantity of all materials and substances brought onto the Premises, or made or produced thereon. Landlord and its agents and representatives shall have the right to take samples in quantities sufficient for analysis of all materials and substances present on the Premises including but not limited to, samples, materials or substances brought onto or made or produced on the Premises by Tenant or occupant of the Premises or their respective agents, employees, contractors or invitees and shall also have the right to conduct other tests and studies as may be reasonably determined by Landlord to be appropriate in order to investigate whether Tenant is in compliance with its obligations under Article XXX.

     SECTION 30.6.  COPIES OF NOTICES.  During the term of this Lease,
Tenant and Landlord shall each provide the other promptly with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Environmental Claims, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, received in the case of Tenant, by Tenant or occupant of the Premises, or in the case of Landlord, by Landlord, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, Illinois Environmental Protection Agency, or other federal, state or local agency or authority, or any other entity or individual (including both governmental and non-governmental entities and individuals), concerning (a) any actual or alleged release of a Hazardous Material on, to or from the Premises; (b) the imposition of any lien on the Premises relating to any Hazardous Material; (c) any actual or alleged violation of or responsibility under Environmental Laws; or (d) any actual or alleged liability under any theory of common law tort or toxic tort, including without limitation, negligence, trespass nuisance, strict liability or ultrahazardous activity.

     Section 30.7.  Tests and Reports.

     A. Upon written request by Landlord. Tenant shall provide Landlord, at Tenant's expense, with (i) copies of all environmental reports and tests prepared or obtained by or for Tenant; (ii) copies of transportation and disposal contracts (and related manifests, schedules, reports and other information) entered into or obtained by Tenant with respect to any Hazardous Materials; (iii) copies of any permits issued to Tenant under Environmental Laws with respect to the Premises; (iv) prior to filing, copies of any and all reports, notifications and other filings to be made by Tenant or occupant of the Premises to any federal, state or local environmental authorities or agencies and after filing, copies of such filings; and (v) any other applicable documents and information with respect to environmental matters relating to the Premises. Tenant shall be obligated to provide such documentation only to the extent within Tenant's possession or control.

     B. In addition, if Landlord shall ever reasonably believe that there exists any breach by Tenant of the terms of this Article XXX, or if any Environmental Claim is made or threatened, or if a default shall have occurred under the Lease, or at Landlord's discretion, one (1) time per Lease Year, Landlord shall have the right, but not the duty, to enter upon the Premises and conduct an environmental assessment of the Premises, including, but not limited to, a visual site inspection, review of records pertaining to the site and interviews of Tenant's representatives or others concerning the site use and history and other matters. The investigation may also include reasonable subsurface or other invasive investigation of the Premises including, but not limited to, soil borings and sampling of site soil and ground or surface water for laboratory analysis, as may be recommended by the consultant as part of its inspection of the Premises or based upon such other reasonable evidence of Environmental Conditions warranting such subsurface or other invasive investigation. Landlord shall have the right, but not the duty, to retain any independent professional consultant to conduct any such environmental assessment; provided, however, that Landlord agrees to limit, in the absence of an Environmental Claim or default under this Article XXX, the number of such environmental assessments to one (1) per Lease Year for the Lease Term. Tenant will cooperate with the Landlord's consultant and will supply to the consultant, promptly upon request, any information reasonably requested by Landlord to facilitate the completion of the environmental assessment. Landlord and its designees are hereby granted access to the Premises at any time or times, upon reasonable notice (which may be written or oral) to perform such environmental assessment. In exercising its right, Landlord shall use its reasonable efforts to minimize disruption of operations at the Premises. Any costs associated with performance of the environmental assessment, including, but not limited to, the consultant fees and restoration of any property damaged by such environmental assessment, shall be paid by Landlord, unless such investigation discloses an Environmental Condition caused by Tenant or any member of the Tenant Group, in which case Tenant shall pay such costs.

     Section 30.8. Indemnification. Tenant shall reimburse, defend, indemnify and hold Landlord and any other Indemnified Party free and harmless from and against any and all Environmental Claims, response costs, losses, liabilities, damages, costs and expenses, including, without limitation, loss of rental income, loss due to business interruption, and reasonable attorneys' fees and costs, arising out of or in any way connected with any or all of the following:

          A. any Hazardous Materials (other than a Pre-Existing Condition) which, at any time during the Term, are or were actually or allegedly generated, stored, treated, released, disposed of or otherwise located on or at the Premises as a result of the act or omission of Tenant or any member of the Tenant Group (regardless of the location at which such Hazardous Materials are now or may in the future be located or disposed
     of), including, but not limited to any and all (i) liabilities under any common law theory of tort, nuisance, strict liability, ultrahazardous activity, negligence or otherwise based upon, resulting from or in connection with any Hazardous Material; (ii) obligations to take response, cleanup or corrective action pursuant to any Environmental Laws; and (iii) the costs and expenses of investigation or remediation in connection with the decontamination, removal, transportation, incineration or disposal of any of the foregoing; and

          B. any actual or alleged illness, disability, injury or death of any person, in any manner arising out of or allegedly arising out of exposure to Hazardous Materials or other substances or conditions present at the Premises as a result of the act or omission of Tenant or any member of the Tenant Group (including, but not limited to, ownership, operation and disposal of any equipment which generates, creates or uses electromagnetic files, x-rays, other forms of radiation and radioactive materials), regardless of when any such illness, disability, injury or death shall have occurred or been incurred or manifested itself; and

          C. any actual or alleged failure of Tenant or any member of the Tenant Group at any time and from time to time to comply with all applicable Environmental Laws;

          D.  any failure by Tenant to comply with its obligations under this
     Article XXX relating to an Environmental Condition for which Tenant is Remediating Party;

          E. Tenant's failure to provide all information, make all submissions, and take all steps required by all applicable governmental authorities;

          F. the imposition of any lien for damages caused by, or the recovery of any costs for, the remediation cleanup of Hazardous Material as a result of events that took place during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

          G. costs of removal of any and all Hazardous Material from all or any portion of the Premises, which Hazardous Material were placed on the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

          H. costs incurred to comply, in connection with all or any portion of the Premises, with all governmental regulations with respect to Hazardous Materials on, in, under or affecting the Premises, which Hazardous Materials were placed on the Premises during the Term of this Lease as a result of the act or omission of Tenant or any member of the Tenant Group;

          I. any spills, discharges, leaks, escapes, releases, dumping, transportation, storage, treatment or disposal of any Hazardous Materials which occur during the Term of this Lease, but only to the extent that such Hazardous Materials originated from or were or are located on the Premises as a result of the act or omission of Tenant or any member of the Tenant Group.

     The foregoing indemnification shall not apply to any loss incurred by Landlord as a result of a Pre-Existing Condition except to the extent any such Pre-Existing Condition of which Tenant becomes aware is exacerbated by Tenant or any member of the Tenant Group. The obligations of Tenant under this Section
30.8 shall survive any termination or expiration of this Lease.

     Section 30.9. Tenant Acknowledgement with respect to Environmental Matters. Tenant acknowledges that Landlord has made no representation whatsoever regarding Hazardous Materials on or about the Premises.

                                 ARTICLE XXXI
                                 ------------

                     Expansion Option for Expansion Space
                     ------------------------------------

     SECTION 31.1. Expansion Option. Provided Tenant is not in default under the terms and conditions of this Lease on the date the Availability Notice or Expansion Notice (as such terms are hereinafter defined) are delivered to Landlord or Tenant, as applicable, Tenant shall have the option (hereinafter referred to as the "Expansion Option") to lease the portion of the Building containing approximately 26,195 square feet of space not leased to Tenant hereunder (hereinafter referred to as the "Expansion Space") subject to the terms and conditions hereinafter provided. Landlord shall deliver a written notice (herein referred to as the "Availability Notice") of the effective date on which Tenant may lease the Expansion Space (said effective date is hereinafter referred to as the "Expansion Date"). The Expansion Date shall be a date during Lease Year 6 or Lease Year 7. The Availability Notice shall be sent to Tenant at least one (1) year prior to the Expansion Date. To the extent Tenant desires to exercise the Expansion Option, Tenant shall deliver written notice (herein referred to as the "Expansion Notice") to Landlord at least one hundred eighty (180) days prior to the Expansion Date. To the extent Tenant fails to deliver to Landlord the Expansion Notice exercising the Expansion Option at least one hundred eighty (180) days prior to the Expansion Date, Tenant shall be deemed to have forever waived its Expansion Option. If Tenant exercises the Expansion Option in a timely fashion, Tenant shall lease the Expansion Space on the terms and conditions as contained in this Lease, except
(i) Tenant shall be obligated to commence paying Rent for the Expansion Space on the Expansion Date, (ii) as of the Expansion Date (a) Annual Base Rent for the Expansion Space shall be $137,523.75, (b) the term "Premises", as used in this Lease, shall include the Expansion Space, and (c) the Tenant's Proportionate Share shall be one hundred percent (100%). Tenant hereby acknowledges and agrees the Expansion Space shall be tendered to Tenant by Landlord in its then "as-is" condition.

     If any lessee then in possession of the Expansion Space refuses or fails to deliver possession thereof before the Expansion Date, Landlord shall use reasonable efforts to cause such lessee to so deliver possession by prosecution of court process and the date for such Expansion Space to be added to the Premises shall be delayed until possession of the Expansion Space is delivered to Tenant; however, such failure of Landlord to deliver possession of the Expansion Space to Tenant due to the failure of the lessee then in possession to vacate or to appropriately deliver possession of such Expansion Space to Landlord shall not be a default of this Lease by Landlord.

     The Expansion Option herein granted shall automatically terminate upon the earliest to occur of (i) the termination of this Lease, (ii) the termination of Tenant's rights to possession of the Premises, (iii) the assignment of this Lease or subletting of in excess of fifty percent (50%) of the premises by Tenant, or (iv) the failure of Tenant to timely or properly exercise the Expansion Option as provided herein.

                                 ARTICLE XXXII
                                 -------------

                   Right of First Offer for Expansion Space
                   ----------------------------------------

     SECTION 32.1. Right of First Offer. Landlord agrees that on one (1) occasion during the Initial Term, in the event Tenant fails to timely or properly exercise the Expansion Option if (i) Tenant is in possession of the Premises not having either assigned this Lease or sublet fifty percent (50%) or more of the Premises and (ii) no Event of Default exists under the terms of this Lease, Landlord will, before entering into any new lease for any portion of the Expansion Space notify Tenant of the effective date (the date Landlord sends such notice to Tenant is hereinafter referred to as the "ROFO Date") on which Tenant may commence to lease the Expansion Space (hereinafter referred to as the "ROFO Occupancy Date"). If Tenant exercises its rights to lease the Expansion

Space pursuant to this Section 32.1, Tenant shall lease the Expansion Space on the terms and conditions as contained in this Lease, except (i) Tenant shall be obligated to commence paying Rent for the Expansion Space on the ROFO Occupancy Date, (ii) as of the ROFO Occupancy Date (a) Annual Base Rent for the Expansion Space shall be $137,523.75, (b) the term "Premises", as used in this Lease, shall include the Expansion Space, and (c) the Tenant's Proportionate Share shall be one hundred percent (100%). Tenant hereby acknowledges and agrees the Expansion Space shall be tendered to Tenant by Landlord in its then "as-is" condition.

     If Tenant does not accept the lease terms referenced above offered by Landlord within ten (10) business days of the ROFO Date and execute an amendment to this Lease incorporating the Expansion Space as part of the Premises for the remaining Term and the terms set forth above within twenty (20) business days of the ROFO Date, then Landlord will be able to lease the Expansion Space to any person or entity on such terms and conditions as may be acceptable to Landlord, and Tenant's right to lease such Expansion Space shall terminate.
The provisions of this paragraph shall not include any portion of the Expansion Space leased to a tenant of the Building pursuant to an option or right granted to such tenant as part of its lease of space in the Building.

                                ARTICLE XXXIII
                                --------------

                                Renewal Option
                                --------------

     Section 33.1. Renewal Option. Tenant shall have the option (hereinafter referred to as the "Renewal Option") to renew the Initial Term for all of the Premises as of the expiration date of the Initial Term, for one (1) additional period of five (5) years (a "Renewal Term") upon the following terms and conditions:

          A. Tenant gives Landlord written notice of its exercise of the Renewal Option at least twelve (12) months prior to the expiration of the Initial Term.

          B. Tenant is not in default under this Lease either on the date Tenant delivers the notice required under (A) above or at any time thereafter prior to the commencement of the Renewal Term.

          C. All of the terms and provisions of this Lease (except this Article XXXII) shall be applicable to the Renewal Term, except that Annual Base Rent for the Renewal Term shall be an amount equal to the lesser of (i) the sum of EIGHT HUNDRED SEVENTY-NINE THOUSAND SEVENTY-FIVE AND NO/100 DOLLARS ($879,075.00), plus one hundred fifteen percent (115%) of the Base Rent then being paid for the Expansion Space, or (ii) the Fair Value as defined below. The term "Fair Value" as used herein shall mean Landlord's determination, utilizing its reasonable judgment, of an annual amount per rentable square foot for each year of the applicable Renewal Term for which Fair Value is being determined beginning with the first (lst) day of the subject period that a willing, creditworthy, new non-equity tenant leasing comparable space to Tenant's would pay and a willing, comparable landlord of an industrial building comparable to the Building in the Chicago metropolitan area ("Market") would accept at arm's length, giving appropriate consideration to annual rental rate per rentable square foot, rental escalations, length of lease term, size and location of the premises being leased, and other generally applicable terms and conditions prevailing for comparable space in comparable buildings located in the Market. In the event Tenant notifies Landlord within ten (10) days after receipt of notice of Landlord's determination of Fair Value that Tenant disagrees with Landlord's determination, then, Landlord and Tenant shall institute an appraisal procedure to determine the Fair Value by jointly nominating and appointing, within ten (10) days after receipt of notice from the other party, one appraiser who shall make a determination of the Fair Value of the Premises. If Landlord and Tenant fail to jointly agree on the nomination and appointment of one appraiser within said ten (10) day period, each party shall then each nominate and appoint one appraiser within fifteen (15) days after the end of the initial ten (10) day period and give notice of such appointment to the other party. Upon the appointment of the two appraisers as aforesaid, the two appraisers so appointed shall jointly make a determination of the Fair Value of the Premises. If either party fails to appoint an appraiser within said fifteen (15) day period, the appraiser appointed by the other party shall make the determination of the Fair Value. If the two appraisers are unable to agree upon a determination of the Fair Value of the Premises within fifteen (15) days after the appointment of the second appraiser, the two appraisers shall jointly nominate and appoint a third appraiser within fifteen (15) days after the expiration of said fifteen (15) day period and give written notice of such appointment to both parties. In the event the two appraisers fail to appoint such third appraiser within said fifteen (15) day period, either party may thereafter apply to the United States District Court for the Northern District of Illinois for the appointment of such third appraiser. The third appraiser shall make a determination of the Fair Value. In the event the three appraisers are unable to agree upon a determination of the Fair Value of the Premises within fifteen (15) days after the appointment of the third appraiser, then the Fair Value shall be an amount equal to the average of the three values contained in the respective written appraisals submitted by the appraisers. The appraisers shall make their determination in writing and give notice thereof to both parties. Each appraiser shall afford both parties a hearing and the right to submit evidence, with the privilege of cross-examination in connection with its determination of the Fair Value. In the event any appraiser appointed as aforesaid shall die or become unable or unwilling to act before completion of the appraisal, such appraiser's successor shall be appointed in the same manner as provided above. Any appraiser appointed hereunder shall (x) be independent of both parties (and of all persons and entities with interest in either party); (y) have not less than five (5) years' experience in the appraisal of real property; and (z) hold the professional designation M.A.I., or if the M.A.I. ceases to exist, a comparable designation from an equivalent professional appraiser organization. All appraisal fees and expenses shall be borne equally by the parties.

          Section 33.2. "As Is" Condition. Except as otherwise expressly provided to the contrary in this Lease, Tenant agrees to accept the Premises to be covered by this Lease during the Renewal Term in an "as is" physical condition and Tenant shall not be entitled to receive any allowance, credit, concession or payment from Landlord for the improvement thereof.

          Section 33.3. Amendment. In the event Tenant exercises the Renewal Option, Landlord and Tenant shall mutually execute and deliver an amendment to this Lease reflecting the renewal of the Term on the terms herein provided, which amendment shall be executed and delivered promptly after the determination of Rent to be applicable to the Renewal Term as hereinabove provided.

          Section 33.4. Termination. The Renewal Options herein granted shall automatically terminate upon the earliest to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, (iii) any assignment of the Lease or subletting by Tenant of in excess of fifty percent (50%) of the Premises, or (iv) the failure of Tenant to timely or properly exercise the Renewal Option.

          Section 33.5. No Commissions. Landlord and Tenant acknowledge and agree that no real estate brokerage commission or finder's fee shall be payable by Landlord in connection with any exercise by Tenant of the Renewal Option herein contained except as may be provided in any written agreement between Landlord and Tenant's Broker.

                                 ARTICLE XXXIV
                                 -------------

                               Security Deposit
                               ----------------

          Section 34.1. Security Deposit. Tenant agrees to deposit with Landlord, upon the execution of this Lease, the Security Deposit as security for the full and faithful performance by Tenant of each and every term, provision, covenant and condition of this Lease. To the extent that the Rent increases or decreases during the Term the Security Deposit shall increase or decrease accordingly. If Tenant defaults beyond any applicable grace and/or cure period in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of all rental and other sums required to be paid by Tenant hereunder, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of such rent in default, for any sum which Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency shall have accrued before or after re-entry by Landlord. If any of the Security Deposit shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, within five (5) days of written demand therefor by Landlord, pay to Landlord such additional sums as may be necessary to restore the Security Deposit to the original amount set forth in the first Section of this Lease. If Tenant shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this Lease, the Security Deposit, or the balance thereof, shall be returned to Tenant after the following: (a) the time fixed as the expiration of the Term of this Lease;
(b) the removal of Tenant from the Premises; (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and (d) final determination of all amounts payable by Tenant hereunder and payment of same. Tenant shall earn interest on the aforesaid Security Deposit at a passbook interest rate. Interest shall be paid to Tenant upon Tenant's written request, but not more than once during any calendar year. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the security deposit to the original Tenant, regardless of one or more assignments of this Lease.

                                 ARTICLE XXXV
                                 ------------
                                 Miscellaneous
                                 -------------

     Section 35.1. Captions. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

     Section 35.2. Severability. If any covenant, agreement or condition of this Lease or the application thereof to any person, firm or corporation or to any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     Section 35.3. Applicable Law. This Lease shall be construed and enforced in accordance with the laws of the state where the Premises are located.

     Section 35.4. Amendments in Writing. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the other party.

     Section 35.5. Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

     Section 35.6. Brokerage. Tenant warrants that it has no dealings with any real estate broker or agent in connection with this lease other than Landlord's Broker and Tenant's Broker, and Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof arising out of any acts of Tenant.

     Section 35.7. No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated and additional rent shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     Section 35.8. Joint Effort. The preparation of this Lease has been a joint effort of the parties hereto and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

     Section 35.9. Waiver of Jury Trial. Landlord and Tenant hereby waive a jury trial in action brought by the other hereunder.

     Section 35.10. Time. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

     Section 35.11. Landlord's Consent. Landlord's granting of any consent under this Lease, or Landlord's failure to object to any action taken by Tenant without Landlord's consent required under this Lease, shall not be deemed a waiver by Landlord of its rights to require such consent for any further similar act by Tenant. No waiver by either party of any other breach on the part of the other of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or to be a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. None of the Landlord's or Tenant's covenants under this Lease, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord and Tenant.

     Section 35.12. No Partnership. Landlord is not, and shall not be deemed to be, in any way or for any purpose, the partner, employer, principal, master or agent of or with Tenant.

     Section 35.13. Landlord's Liability. Notwithstanding anything to the contrary herein contained, there shall be absolutely no personal liability asserted or enforceable against Landlord or on any persons, firms or entities who constitute Landlord with respect to any of the terms, covenants, conditions and provisions of this Lease except as provided in Section 4.9 hereof, and Tenant shall, subject to the rights of any mortgagee, look solely to the interest of Landlord, its successors and assigns in the Premises for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever. If the entity constituting Landlord is a partnership, Tenant agrees that the deficit capital account of any such partner shall not be deemed an asset or property of said partnership.

     Section 35.14. Landlord Rights. This Lease does not grant any rights to light or air over or about the Premises. Landlord specifically excepts and reserves to itself the use of the Common Areas, any roofs, the exterior and structural components of the Building, all rights to the Land and improvements below and adjacent to the improved floor level of the Building, to the improvements and air rights above the Building and to the improvements and air rights located outside the demising walls of the Building and to such areas within the Building required for installation of utility lines and other installations, and no rights with respect thereto are conferred upon Tenant.

     Section 35.15. Rent Absolute. Except as otherwise expressly provided herein, this Lease shall be deemed and construed to be a "net lease" and Tenant agrees to pay all costs and expenses of every kind and nature whatsoever, ordinary and extraordinary, arising out of or in connection with the ownership, maintenance, repair, replacement, use and occupancy of the Premises during the Term of this Lease, which, except for the execution and delivery hereof, would otherwise have been payable by Landlord.

     SECTION 35.16. TENANT AUTHORITY. Simultaneously with the execution and delivery of this Lease by Tenant, Tenant shall deliver to Landlord:

          A. Certified resolutions of its board of directors of Tenant executing this Lease on behalf of Tenant authorizing the execution and delivery of this Lease.

          B. A certificate of incumbency executed by the secretary of any corporate partner of Tenant executing this Lease on behalf of Tenant identifying by name, office and facsimile signature the officers of Tenant.

          C. A current certificate of good standing issued by the Secretary of State of the state of incorporation of Tenant and the State of Illinois.

          SECTION 35.17. PURCHASE CONTINGENCY. Landlord and Tenant acknowledge and agree that Landlord's obligations under this Lease are expressly contingent upon Landlord's purchase of the Land and the closing of such purchase by which Landlord obtains fee simple title to the Land. In the event that said events have not occurred on or before September 30, 1996, either party may terminate this Lease upon notice to the other at any time prior to the closing of such purchase.

          IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.


LANDLORD:                      CENTERPOINT PROPERTIES CORPORATION, a Maryland
- --------                       corporation

                               By: /s/ Michael M. Mullen
                                  -------------------------------------------
                                  Its:  CIO

                               By: /s/ Fred D. Reynolds
                                  -------------------------------------------
                                  Its:  VP of Development


TENANT:                        PLAYBOY ENTERPRISES, INC., a Delaware corporation
- ------

                               By: /s/ Howard Shapiro
                                  -------------------------------------------
                                  Its:  Ex. V.P.


                               By: /s/ Robert D. Campbell
                                  -------------------------------------------
                                  Its:  Asst. Secretary

                                  EXHIBIT "A"

                                   SITE PLAN
                                   ---------

                                  EXHIBIT "B"

                           LEGAL DESCRIPTION OF LAND
                           -------------------------

PARCEL 1

LOT 10 IN BLOOMINGDALE TOWNSHIP SUPERVISOR'S ASSESSMENT PLAT NO. 1, BEING AN ASSESSMENT PLAT OF THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 1, TOWNSHIP 40 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN DU PAGE COUNTY, ILLINOIS.

PARCEL 2

THE EAST 69.49 FEET OF THE NORTH LINE THEREOF OF LOT 11 IN BLOOMINGDALE TOWNSHIP SUPERVISOR'S ASSESSMENT PLAT NO. 1 OF THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF
SECTION 1, TOWNSHIP 40 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN IN DU PAGE COUNTY, ILLINOIS.

PARCEL 3

LOT 3 IN ROHLWING/THORNDALE SUBDIVISION, BEING A SUBDIVISION IN THE SOUTHEAST 1/4 OF SECTION 1, TOWNSHIP 40 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED MAY 30, 1996 AS DOCUMENT NUMBER R96-090148, IN DU PAGE COUNTY, ILLINOIS.

                                  EXHIBIT "C"

                     PRELIMINARY PLANS AND SPECIFICATIONS
                     ------------------------------------

                                  EXHIBIT "D"

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

Property Name:     __________________________________ ("Property")

Tenant:

To:                ________________________________________________

DEFINITIONS:
- -----------

Lease Date:

Landlord:

Tenant:

Security Deposit     ________________________________________________

Date of Possession:

Rent Commencement Date:

Monthly Base Rent

Annual Base
Rental Amount:

Monthly Deposits:

Term:

Termination Date:

Renewal Option(s):

Square Footage:

Use:

Tenants Address
For Notices:

     ["Purchaser"] ["Lender"] proposes to [purchase the Property] [finance the Property] and this Tenant Estoppel Certificate is to be made and delivered in connection with that [purchase] [financing].

     The undersigned Tenant under the above-referenced lease dated as of the Lease Date between Landlord and Tenant ("Lease"), certifies, represents, confirms and agrees in favor of [Purchaser] [Lender] the following:

     l. The above-described Lease has not been cancelled, modified, assigned, extended or amended and contains the entire agreement between Landlord and Tenant except as follows:

     2. Rent has been paid to ____________. There is no Prepaid Rent. The amount of the Security Deposit is as set forth above, which is currently being held by Landlord.

     3. Tenant took possession of the leased premises on the Date of Possession, and commenced to pay rent on the Rent Commencement Date, in the amount of the Monthly Base Rent, each payable in advance. Our current Annual Base Rental Amount is as set forth above, payable in equal monthly installments, subject to percentage rental, common area maintenance charges, escalation charges and other charges in accordance with the terms and provisions of the Lease, which as of the date hereof total the Monthly Deposit Amount, each payable in equal monthly installments in advance. We are currently in occupancy of the leased premises. No "discounts", "free rent", "discounted rent" or "abatements of rent" have been agreed to or are in effect.

     4. The Lease is for the Term set forth above and ending on the Termination Date, and we have the Renewal Option(s) set forth above.

     5. All space and improvements covered by the Lease have been completed and furnished to the satisfaction of Tenant, all conditions required under the Lease have been met, and Tenant has accepted and taken possession of the leased premises on the Date of Possession as set forth above and presently occupies the leased premises, presently consisting of the Square Footage as set forth above.

     6. The Lease is (a) in full force and effect, and (b) free from default by both Landlord and Tenant; and we have no claims, liens, charges or credits against Landlord or offsets against rent.

     7. The undersigned has not assigned or sublet the Lease, nor does the undersigned hold the Property under assignment or sublease.

     8. There are no other agreements written or oral, between the undersigned and Landlord with respect to the Lease and/or the leased premises and building. Landlord has satisfied all commitments, arrangements or understandings made to induce Tenant to enter into the Lease, and Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default.

     9. The leased premises are currently being used for the Use set forth above.

     10. Tenant is maintaining (free of default) all insurance policies that the Lease requires Tenant to maintain.

     11. Neither Landlord nor [Purchaser] [Lender] nor any of their respective successor or assigns, has or will have any personal liability of any kind or nature under or in connection with the Lease; and, in the event of a default by Landlord or [Purchaser] [Lender] under the Lease, Tenant shall look solely to Landlord's or [Purchaser's] [Lender's] interest in the building in which the leased premises are located.

     12. Tenant is not in any respect in default under the terms and provisions of the Lease (nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default), and Tenant has not assigned, transferred or hypothecated its interest under the Lease.

     13. Tenant (i) does not have any option or preferential right to purchase all or any part of the leased premises or all or any part of the building of which the leased premises are a part; and (ii) does not have any right, title or interest with respect to the leased premises other than as lessee under the Lease.

     14. We understand that [Purchaser] [Lenderl is planning to [purchase] [finance] the Property on which the leased premises is located to Purchaser, and we agree to make all payments required under the Lease to [Purchaser] [Lender] upon our receipt of notice from Landlord and/or [Purchaser] [Lender]. Further, upon receipt of such notice, we will thereafter look to [Purchaser] [Lender] and not Landlord as the landlord under the Lease. We agree to give all notices required to be given by us to Landlord under the Lease to [Purchaser] [Lender] upon our receipt of said notice.

     15. The statements contained herein may be relied upon by [Purchaser] [Lender] and by any prospective purchaser or lender of the Property.

     16. If Tenant is a Corporation, the undersigned is a duly appointed officer of the corporation signing this Agreement, and is the incumbent in the office indicated under his or her name. If Tenant is a partnership or joint venture, the undersigned is a duly appointed partner or officer of the partnership or joint venture signing this certificate. In any event, the undersigned individual is duly authorized to execute this Agreement on behalf of Tenant.

     17. Tenant (a) executes this certificate with the understanding that [Purchaser] [Lender] is contemplating [purchasing] [financing] the Property, and that if [Purchaser] [Lender] [purchases] [finances] the Property, [Purchaser] [Lender] will do so in material reliance on this certificate; and (b) agrees that the certifications and representations made herein shall survive such acquisition.

     18. The current address to which all notices to Tenant as required under the Lease should be sent is the Tenant's Address for Notices.

     19. [Purchaser's] [Lender's] rights hereunder shall inure to its successors and assigns.

     IN WITNESS WHEREOF, Tenant has executed this estoppel certificate as of this ___ day of ______, 199_.


                                                                         a
                                        ---------------------------------

                                        -----------------


                                        By:
                                           -------------------------------
                                        Its:

                      [LETTERHEAD OF FCL BUILDERS, INC.]

              REVISED PRELIMINARY SPECIFICATIONS OF A BUILDING FOR

                           PLAYBOY ENTERPRISES, INC.

                               SEPTEMBER 4, 1996



This outline specification, along with the attached preliminary site plan A100, dated September 4, 1996, composite floor plan A101, dated September 4, 1996, first floor plan A102, dated September 4, 1996, second floor plan A103, dated September 4, 1996, exterior elevation A105, dated September 4, 1996 and landscape plan L100, dated September 4, 1996 prepared by Cornerstone Architects, Inc. Job No. 96020, shall define the scope of a new facility for Playboy Enterprises, Inc.

                              TABLE OF CONTENTS
                              -----------------


General Description.................................Section  1.00

Design..............................................Section  2.00

Site Work...........................................Section  3.00

Building Shell......................................Section  4.00

Interior Improvements...............................Section  5.00

H V.A.C. System.....................................Section  6.00

Plumbing............................................Section  7.00

Fire Protection.....................................Section  8.00

Electrical .........................................Section  9 00

Miscellaneous.......................................Section 10.00

1.00 GENERAL DESCRIPTION
     -------------------

     1.10  Size of Building and Tract:

           The total facility will be approximately 128,867 square feet, located on an 8.3521 acre parcel (363,819.51 square feet) on in the southwest quadrant of Rohlwing Road and Old Thorndale Road, Itasca, Illinois.

     1.20  SIZE OF BUILDING (BY UNIT):

           Playboy Enterprises, Inc.      106,038 Square Feet
           Expansion Space                 22,829 Square Feet
                                          -------
           Total......................    128,867 Square Feet
                                          =======

     1.30  SIZE OF PLAYBOY ENTERPRISES, INC. (BY USE):

           Office - 2 story                35,130 Square Feet
           Warehouse                       70,908 Square Feet
                                          -------
           Total......................    106,038 Square Feet
                                          =======

           Please note that warehouse square footage includes:

           Warehouse Office & Washrooms       700 Square Feet
           Art Storage                      2,000 Square Feet
           Retail                           1,300 Square Feet

     1.40  EXPANSION AREA:

           There will be additional parking expansion (beyond the initial 275 cars) for one hundred twenty-five (125) cars as per site plan totaling 400 car capacity.

     2.00  DESIGN
           ------

           The design of the facility will be completed by registered architects and engineers. The design will include architectural, structural, civil, mechanical, plumbing, fire protection, electrical and landscaping plans. The plans will be in sufficient detail to allow issuance of a building permit by local authorities. All building permit and tap-on fees are included.

     3.00  SITE WORK
           ---------

           3.10  Grading:

                 All work necessary to clear, strip, excavate, backfill and grade the site for the proposed building construction in accordance with recommendations of an independent soils engineer.

      3.20  PAVED AREAS:

            3.21 AUTOMOBILE PARKING - Two hundred seventy-five (275) initial stalls to be provided, handicap as required. Paving to be 2 1/2" asphalt over 9" stone. Striping and concrete bumpers (where needed) provided. Handicap signage is included.

            3.22  TRUCK DRIVE - Paving to be 3" asphalt over 12" stone.

            3.23 TRUCK DOCK - Paving be 8" concrete reinforced with 6" x 6" x 6/6 gauge steel mesh, on 3" compacted stone, extending 60' from building at all depressed docks and drive-in door.

      3.30 Exterior patio lunch areas, sidewalks, plazas, stoops and pads - To be 5" concrete. broom finished over compacted stone.

      3.40 Exterior Lighting - Install two (2) bollard lights to illuminate the entry walk, 400 watt wall mounted high pressure sodium light fixtures to illuminate car parking and truck dock areas and 400 watt pole-mounted high pressure sodium light fixtures to illuminate remote car parking areas in accordance with local code requirement.

      3.50  LANDSCAPING:

            Provide landscaping including sodding, seeding, fine grading, plantings, lawn irrigation, retaining wall and fence around detention area and patio area as shown on drawings.

      3.60 All necessary storm, sanitary and water connections to existing municipal lines located at property line. All plumbing materials to conform with local code.

      3.70 Provide a fire loop around building with fire hydrants located as required by the Village of Itasca.

      3.80 Exterior electrical lines servicing adjoining building to the northwest to be removed and rerouted as per Commonwealth Edison design.

4.00  BUILDING SHELL
      --------------

      4.10  EXTERIOR WALLS:

            All elevations of building to receive load bearing insulated precast concrete wall panels. Panels to have an R value of 10. Wall panels and accent reveals to be stained to Playboy Enterprises, Inc.'s choice of color.

            Prefinished aluminum coping to be installed on all elevations of the building. Coping to be painted to Playboy Enterprises, Inc.'s choice of standard color.

4.20  Windows:

     Provide two sections of full height, curtain wall glazing system with two
     (2) 3' x 7' glass doors and sidelights with 1" tinted insulated glass in aluminum thermal break frames on office elevations as per elevation study. Exterior aluminum mullions to be shop painted to Playboy Enterprises, Inc.'s choice of standard color. Frames to be manufactured by Kawneer or equal.

4.30  Main Office and Retail Entry Plazas:

     Entry plazas to receive 5" poured in place concrete sidewalk leading from parking lot to office entry and retail entry as shown on enclosed plans. Entrance canopy to be supported by architectural columns. Soffit to receive a skin coat of synthetic plaster, dryvit or equal, painted. One (1) glass door and metal canopy in lieu of hollow metal door at Retail Area entrance. Also two (2) 6' x 6' tinted insulated windows to the exterior wall of the Retail Area.

4.40  Steel Structure:

     Steel structure to be a combination of long span steel bar joists, beams and wide flange columns or truss girders and tube columns. Roof deck to be 22 gauge, prime painted off-white, standard ribbed deck. Columns to be spaced approximately 43.4' x 50' on center, as per floor plan. Bottom of joists to be 28' clear from top of slab.

     4.41 Provide a 125# live load mezzanine totaling 17,565 square feet (less open air Lobby Area) constructed of structural steel, corrugated deck, 3" concrete topping and one (1) metal pan stairway with concrete filled treads, one (1) exposed ornamental stairway at main reception and one (1) exposed pre-fabricated metal stairway and landing with removable handrail for loading into second story Computer/Phone Room.

     4.42  Provide a two (2) stop passenger elevator at an allowance of $35,000.

4.50  Roof:

     4.51  Roof System:

           Roof to be a single ply, 45 mil, ballasted EPDM membrane roofing system, Firestone, Carlisle or equal with isocyanurate insulation (R value equal to 14). This system is to be applied in accordance with manufacturer's specifications, and shall carry a manufacturer's fifteen (15) year full system warranty.

          4.52  STORM PIPING AND DRAINS:

                All roof drainage via interior PVC downspouts with insulated horizontal offsets.

          4.53  SKYLIGHTS:

                Install ten (10) 4' x 8' double dome insulated skylights in warehouse area. Location to be determined by Playboy Enterprises, Inc. (SEE ALTERNATE, LAST PAGE).

     4.60  FLOOR SLABS:

           Concrete floor slabs to be 6" (3,500 p.s.i.), reinforced with fibermesh, steel trowel finish on 3" compacted stone in warehouse area. Floor tolerances to be F/F/=35 and F/L/=20 in warehouse area. 4" concrete with 6" x 6" x 10/10 gauge steel mesh, steel trowel finish on 3" compacted stone in first floor office areas. Concrete floor to be sawcut in both directions, no greater than 14.5' on center.

     4.70  TRUCK DOCKS AND OVERHEAD DOORS:

           4.71  TRUCK LOADING DOORS:

                 Exterior truck docks to receive four (4) 9' x 10' manually operated insulated metal overhead doors with two (2) vision lites per door at shipping docks and four (4) 9' x 10' electrically operated insulated metal overhead doors with two
                 (2) vision lites per door at receiving docks.

                 Grade level truck/van entrance to receive one (1) - 12' x 14' electrically operated, insulated metal overhead door.

          4.72   TRUCK DOCK ACCESSORIES:

                 Provide eight (8) 30,000# capacity 6' x 8' mechanical levelers. Provide eight (8) dock seals with bumpers. Provide one (1) Phoenix type light at each of four (4) shipping truck dock locations.

5.00  INTERIOR IMPROVEMENTS:
      ----------------------

      5.10 WALLS

           5.11 Demising wall separating Playboy Warehouse from Tenant B Warehouse to be full height concrete block. Demising walls separating office and warehouse to be full height concrete block. Demising walls separating Art Storage from Warehouse/Office and separating Retail Area from Warehouse/Office to be concrete block to a height of 12' with two sided drywall and metal stud partition above to bottom of deck.

            5.12 Interior office partition walls to be 5/8" gypsum wallboard over 3-5/8" metal studs - 2.0' on center, located per plan. Wallboard to be taped, sanded, and painted with two (2) coats of flat latex paint. Wet walls in washrooms to receive wainscot of ceramic tile over moisture resistant wallboard.

                  Walls around washrooms, and conference rooms shall be insulated. All interior office walls shall penetrate ceiling grid.

            5.13 Perimeter Walls - Perimeter walls in office areas shall be 5/8" gypsum board over 1-1/2" furring strips over masonry or precast walls. Finish to match other gypsum board walls.

            5.14  Interior of warehouse walls to be field painted.

      5.20  FLOORING:

            5.21  Reception & Vestibule - Install quarry tile and base.
                  Office Area - Install carpet at $16.00 per square yard installed with 5' quarry tile main walkways in customer service.
                  Retail - Install carpet at $16.00 per square yard installed, and 30 square feet of quarry tile at the Retail Area entrance. Art Room Warehouse Offices & Warehouse Washrooms - Apply two
                  (2) coats of lapidolith floor sealer.
                  Office Washrooms - Install ceramic tile and base.
                  Lunchrooms & Janitor Closets - Install VCT tile with vinyl base.

            5.22 Warehouse Area - Exposed concrete to be treated with two (2) coats of lapidolith floor sealer.

      5.30  CEILING:

            5/8" x 24" x 24" Armstrong Glacier or equal acoustical ceiling board in Chicago Metallic or equal suspended grid system throughout the office area. Ceiling height to be 9' in main Office Areas and Retail Areas except for full height reception area and (PLUS/MINUS SIGN) 11' in Lunch Room and Customer Service Areas. Standard 2' x 4' ceiling tiles to be installed in Warehouse Offices. Art Storage Area to be exposed off-white deck.

      5.40  DOORS, FRAMES, HARDWARE:

            Doors in metal stud and sheetrock partitions to be full height (8' 10") 1-3/4" solid core "A" grade oak. Stain finish to be selected by Playboy Enterprises, Inc. Doors in concrete block partitions and precast panels are to be 1-3/4" hollow metal doors, painted to match the walls.

     5.50 Provide a 2,000 square foot, air conditioned art storage room within the warehouse area as per plan.

6.00 H.V.A.C. SYSTEMS
     ----------------

     6.10 OFFICE AREA, RETAIL AREA, ART STORAGE ROOM AND WAREHOUSE OFFICES (EXCLUDING WAREHOUSE WASHROOM) - A combination heating and cooling system furnished by a nationally known supplier such as Carrier, Trane or equal. This equipment to be designed to maintain 75 (degrees) F. when outside temperature is 95 (degrees) F. in summer, and to maintain 75 (degrees) F. when outside temperature is -10 (degrees) F. in winter. Exhaust fans are included for all washrooms, conference rooms and the lunchroom areas to conform with local code. Provide 1,200 CFM exhaust fan with speed control for Smokers' Lounge. Computer Room to receive a separate zone.

     6.20  WAREHOUSE:
           Roof mounted 1800 MBH, 40,000 CFM air pressurization system achieving one (1) air change per hour, RAPID AIR or equal. System to provide 65 (degrees) F. at -10 (degrees) F. outside temperature.

7.00 PLUMBING
     --------

     7.10 Provide complete plumbing system with separate rest room facilities for first and second floor Office men and women as well as warehouse/truckers men's room plumbing to consist of. . .

- --------------------------------------------------------------------------------------------
FIXTURE          TOTAL     1ST FLOOR   1ST FLOOR  2ND FLOOR  2ND FLOOR  WAREHOUSE  WAREHOUSE
- -------          -----     ---------   ---------  ---------  ---------  ---------  ---------
                             WOMEN        MEN       WOMEN       MEN       WOMEN       MEN
                             -----        ---       -----       ---       -----       ---
- --------------------------------------------------------------------------------------------
Toilet            16           5           3          3          2          2          1
- --------------------------------------------------------------------------------------------
Urinals            5                       2                     2                     1
- --------------------------------------------------------------------------------------------
Drop in           12           3           3          3          3
Lavatories
- --------------------------------------------------------------------------------------------
Wall Mounted       2                                                        1          1
Lavatory
- --------------------------------------------------------------------------------------------
Hot Water          3
Heaters
- --------------------------------------------------------------------------------------------
Lunch Room         1
Sink
- --------------------------------------------------------------------------------------------
Electric           3
Watercooler
- --------------------------------------------------------------------------------------------
Coffee Area        l
Sink
- --------------------------------------------------------------------------------------------
Janitor Sink       2
- --------------------------------------------------------------------------------------------
Total Plumbing Fixtures                45

8.00  FIRE PROTECTION

      Install an light Hazard Fire Protection System throughout first and second floor office and retail areas. Install an ESFR sprinkler system throughout warehouse and art storage areas. Heads to be located above bar joists. Fire pump and pump room are included as required by code.

      Install five (5) 1-1/2" hose stations throughout the Warehouse Area.

      Provide fire alarm system in accordance with code requirements.

9.00  ELECTRICAL SERVICE, OUTLETS AND LIGHTING

      9.10  ELECTRICAL SERVICE:

            Install a 2,000 ampere, 277/480 volt, 3 phase, 4 wire main electrical service. Service to be separately metered for Unit A and Unit B. Also install Office and Warehouse subpanels as required for building loads only.

      9.20  ELECTRICAL AND TELEPHONE OUTLETS:

            Install 110 volt outlets throughout the Office and Retail Areas as shown on drawing numbers 102 and 103 dated, September 9, 1996.

            Install telephone/data conduit stub-outs, located as shown on drawing number 102 and 103, dated September 9, 1996.

            All first floor Customer Service workstations to receive electrical, phone and data from wall mounted connection points with the exception of raised General Office Area and the adjoining twenty
            (20) workstations which will be fed via floor slab conduit.

 9.30  Lighting

       Office and Retail Areas - Office and Retail Areas to receive 2' x 4' lay-in, four tube fluorescent fixtures, located to provide an initial 70 footcandles throughout.

       Art Storage Area - Art Storage Area to receive 400 watt metal halide light fixtures to provide an initial 30 footcandles.

       Warehouse Areas - Warehouse areas to receive 400 watt metal halide light fixtures located to provide an initial 30 footcandles throughout (PLUS/MINUS SIGN)40,000 square feet (60%) of warehouse and 40 footcandles throughout (PLUS/MINUS SIGN)26,800 square feet (40%) of warehouse area. Assuming general warehouse conditions (no racking, process equipment or other obstructions). Upon receipt of an approved rack and/or process layout, additional lighting, if any, will be provided and installed at tenant's expense.

       Emergency lighting to be installed throughout building to conform to local code assuming general warehouse conditions (no racking, process equipment or other obstructions). Upon receipt of an approved rack and/or process layout, additional emergency lighting, if any, will be provided and installed at tenant's expense.

10.00  MISCELLANEOUS

       Inclusions:
       -- Scheduled construction time is seven (7) months for initial building shell (warehouse) and an additional three (3) months for office finish-out from the issuance of a complete building permit.
       --  Builders' Risk insurance.
       --  Architectural plans and specifications.
       --  Surveys and soil borings.
       --  Construction guarantee for one (1) year.

       Exclusions:
       --  Air conditioning of warehouse rest rooms.
       -- Electronic security systems and automated H.V.A.C. shut down systems.
       --  Field painting of steel or piping.
       --  Winter conditions.
       --  Utility companies' excess facility charges.
       --  Task lighting and process related installations.
       --  Fire extinguishers and additional hose stations.

ALTERNATES:  NOTE:  All prices are quoted as initial year rent per square foot.


1.  Provide a UPS System for portions of Office Area.
                     (Cost to be determined after specification is established.)


2. Provide an additional ten (10) 4' x 8' double dome insulated skylights, totaling twenty (20). Location to be determined by Playboy Enterprises, Inc.
                                                                       ADD $ .01
    Decision required by October 15, 1996.


3. Add exterior stair and exterior door to south side of Warehouse Offices (at Receiving Area).
                                                                       ADD $.005
    Decision required by October 1, 1996.

               [BLUEPRINT OF FINAL LANDSCAPE PLAN APPEARS HERE]

                  [BLUEPRINT OF FINAL SITE PLAN APPEARS HERE]

                  [BLUEPRINT OF COMPOSITE PLAN APPEARS HERE]

                 [BLUEPRINT OF FIRST FLOOR PLAN APPEARS HERE]

                 [BLUEPRINT OF SECOND FLOOR PLAN APPEARS HERE]

                [BLUEPRINT OF EXTERIOR ELEVATIONS APPEARS HERE]

              [PLAT OF CONSOLIDATION AND BLUEPRINT APPEARS HERE]

                 [BLUEPRINT OF FIRST FLOOR PLANS APPEARS HERE]

                 [BLUEPRINT OF SECOND FLOOR PLAN APPEARS HERE]